UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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GenCorp Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2001 Aerojet Road Rancho Cordova, CA 95742
February 19, 2015
Dear Stockholder:
You are cordially invited to attend the 2015 Annual Meeting of Stockholders of GenCorp Inc., which will be held at 9:00 a.m. Eastern time, on March 31, 2015, at the Omni Berkshire Place, 21 East 52nd Street, New York, New York. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.
We have elected to take advantage of the Securities and Exchange Commission’s rule that allows us to furnish our proxy materials to our stockholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs. On or about February 19, 2015, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be mailed to our stockholders. This Notice contains instructions on how to access the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders online. You will not receive a printed copy of these materials, unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials. For those participants who hold shares of GenCorp’s common stock in the GenCorp Retirement Savings Plan, you will receive a full set of annual meeting materials and a proxy card by mail.
On behalf of the Board of Directors and the management of GenCorp Inc., I extend our appreciation for your continued support.
Very truly yours,
/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN
Chairman of the Board

2001 Aerojet Road Rancho Cordova, CA 95742
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME:                     9:00 a.m. Eastern time on Tuesday, March 31, 2015
PLACE:                 The Omni Berkshire Place, 21 East 52nd Street, New York, New York

ITEMS OF BUSINESS:	1. To elect eight directors to our Board of Directors to serve until the 2016 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.   To approve an amendment to the GenCorp Inc. Amended and Restated 2009 Equity and Performance Incentive Plan to (i) increase the number of shares authorized and reserved for issuance thereunder by 2,450,000 shares, (ii) increase the maximum number of shares that may be issued to each non-employee Director from 200,000 shares to 300,000 shares, (iii) increase the percentage of shares that are exempt from vesting restrictions from 5% to 10%, and (iv) make certain other changes as described in more detail in the proxy statement;

3. To consider and approve an advisory resolution to approve executive compensation;

4. To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending November 30, 2015; and

5. To consider and act on such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

RECORD DATE:	You are entitled to vote at the 2015 Annual Meeting if you were a stockholder of record at the close of business on February 2, 2015.

ANNUAL MEETING ADMISSION:
In addition to a form of valid photo identification, you must bring evidence of your ownership of GenCorp Inc. common stock (which, if you are a beneficial holder, can be obtained from your bank, broker or other record holder of your shares) in order to be admitted.

PROXY VOTING:
It is important that your shares be represented and voted at the meeting. You may vote your shares by voting in person at the meeting, by Internet, by telephone or by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. Participants in the GenCorp Retirement Savings Plan must follow the voting instructions provided by Fidelity Management Trust Company. See details under the heading “How do I vote?”

INSPECTION OF LIST OF STOCKHOLDERS OF RECORD:	A list of the stockholders of record as of the record date will be available for inspection at the Annual Meeting.
By Order of the Board of Directors,
/s/ Kathleen E. Redd
KATHLEEN E. REDD
Vice President,
Chief Financial Officer and Assistant Secretary

2001 Aerojet Road Rancho Cordova, CA 95742
PROXY STATEMENT
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On March 31, 2015
GENERAL INFORMATION
The Board of Directors (the “Board”) of GenCorp Inc., a Delaware corporation (“GenCorp” or the “Company”) solicits the enclosed proxy for use at the Company’s 2015 annual meeting of stockholders (the “Annual Meeting”) to be held at the Omni Berkshire Place, 21 East 52nd Street, New York, New York on March 31, 2015 at 9:00 a.m. Eastern time.
FREQUENTLY ASKED QUESTIONS
WHY DID I RECEIVE THIS PROXY STATEMENT?
The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of the Company’s common stock, par value $0.10 per share (“Common Stock”), at the close of business (5:00 p.m. Eastern time) on February 2, 2015, (the “Record Date”) and therefore you are entitled to vote at the Annual Meeting. This Proxy Statement contains information about the matters to be voted on at the meeting and the voting process, as well as information about the Company’s Board of Directors (“Directors”) and executive officers.
We are providing you with a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) and access to these proxy materials in connection with the solicitation by the Board of the Company to be used at the Annual Meeting and at any adjournment or postponement. The Notice of Internet Availability will be sent to stockholders of record and beneficial stockholders starting on or around February 19, 2015. The Proxy materials, including the Notice of Annual Meeting, Proxy Statement, and 2014 Annual Report, will be made available to stockholders on the Internet on February 19, 2015. For those participants who hold shares of GenCorp’s Common Stock in the GenCorp Retirement Savings Plan, you will receive a full set of annual meeting materials and a proxy card for those shares.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THIS YEAR INSTEAD OF A FULL SET OF PROXY MATERIALS?
Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to the Company’s proxy materials over the Internet rather than printing and mailing them to all stockholders. We believe electronic delivery will expedite the receipt of these materials, reduce the environmental impact of our annual meeting materials and will help lower our costs. Therefore, the Notice of Internet Availability will be mailed to stockholders (or e-mailed, in the case of stockholders that have previously requested to receive proxy materials electronically) starting on or around February 19, 2015. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at www.proxyvote.com referenced in the Notice of Internet Availability, no other information contained on the website is incorporated by reference in or considered to be a part of this Proxy Statement.

WHY DID I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY?
You may receive multiple Notices of Internet Availability if you hold your shares of GenCorp’s Common Stock in multiple accounts (such as through a brokerage account). If you hold your shares of GenCorp’s Common Stock in multiple accounts you should vote your shares as described in each separate Notice of Internet Availability you receive.
IF GENCORP IS UTILIZING NOTICE OF INTERNET AVAILABILILTY, WHY DID I RECEIVE A FULL SET OF ANNUAL MEETING MATERIALS AND A PROXY CARD?
For those participants who hold shares of GenCorp’s Common Stock in the GenCorp Retirement Savings Plan, you will receive a full set of annual meeting materials and a proxy card for those shares. Fidelity Management Trust Company, (the “Trustee”), is not utilizing Notice of Internet Availability for the GenCorp Retirement Savings Plan participants.
WHAT AM I VOTING ON?
You are voting on the following items of business at the Annual Meeting:

•
To elect eight directors to our Board of Directors (the Board’s nominees are: Thomas A. Corcoran; James R. Henderson; Warren G. Lichtenstein; Lance W. Lord; Merrill A. McPeak; James H. Perry; Scott J. Seymour; and Martin Turchin) to serve until the 2016 annual meeting of stockholders and until their respective successors have been duly elected and qualified (“Proposal 1”);

•
To approve an amendment to the GenCorp Inc. Amended and Restated 2009 Equity and Performance Incentive Plan (the “2009 Incentive Plan”) to (i) increase the number of shares authorized and reserved for issuance thereunder by 2,450,000 shares, (ii) increase the maximum number of shares that may be issued to each non-employee Director from 200,000 shares to 300,000 shares, (iii) increase the percentage of shares that are exempt from vesting restrictions from 5% to 10%, and (iv) make certain other changes as described in more detail in the proxy statement (“Proposal 2”);

•	To consider and approve an advisory resolution to approve executive compensation (“Proposal 3”);

•
To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending November 30, 2015 (“Proposal 4”); and

•	Any other matter that may properly be brought before the Annual Meeting.
WHO IS ENTITLED TO VOTE?
Stockholders of record as of the Record Date are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.
WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD?
The Board recommends that you vote your shares “FOR” each of the Board’s eight nominees standing for election to the Board; “FOR” approval of an amendment to the 2009 Incentive Plan to (i) increase the number of shares authorized and reserved for issuance thereunder by 2,450,000 shares, (ii) increase the maximum number of shares that may be issued to each non-employee Director from 200,000 shares to 300,000 shares, (iii) increase the percentage of shares that are exempt from vesting restrictions from 5% to 10%, and (iv) make certain other changes as described in more detail in the proxy statement; “FOR” the advisory resolution to approve executive compensation; and “FOR” the ratification of PwC, an independent registered public accounting firm, as independent auditors of the Company.
HOW DO I VOTE?
It is important that your shares are represented at the Annual Meeting whether or not you attend the meeting in person. To make sure that your shares are represented, we urge you to vote as soon as possible.

SHARES HELD IN THE GENCORP RETIREMENT SAVINGS PLAN
Please follow the voting instructions provided by Fidelity Management Trust Company, the Trustee. You may sign, date and return a voting instruction card to the Trustee or submit voting instructions by telephone or the Internet. If you provide voting instructions by mail, telephone, or the Internet, the Trustee will vote your shares as you have directed (or not vote your shares, if that is your direction). If you do not provide voting instructions, the Trustee will vote your shares in the same proportion as shares for which the Trustee has received voting instructions. You must submit voting instructions to the Trustee by no later than March 26, 2015 at 11:59 p.m. Eastern time in order for your shares to be voted as you have directed by the Trustee at the Annual Meeting. GenCorp Retirement Savings Plan participants may not vote their Plan shares in person at the Annual Meeting.
SHARES HELD BY YOU, YOUR BROKER, BANK OR OTHER HOLDER OF RECORD
You may vote in several different ways:
In person at the Annual Meeting
You may vote in person at the Annual Meeting. You may also be represented by another person at the meeting by executing a proxy properly designating that person. If you are the beneficial owner of shares held in “street name,” you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting.
By telephone
You may vote by calling the toll-free telephone number indicated on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded.
By Internet
You may vote by going to the Internet website indicated on your proxy card. Confirmation that your voting instructions have been properly recorded will be provided.
By mail
You may vote by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. A postage-paid envelope will be provided along with the proxy card.
Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern time on March 30, 2015. A mailed proxy card must be received by March 30, 2015 in order to be voted at the Annual Meeting. The availability of telephone and Internet voting for beneficial owners of other shares held in “street name” will depend on your broker, bank or other holder of record and we recommend that you follow the voting instructions on the Notice of Internet Availability that you receive from them.
If you are mailed a set of proxy materials and a proxy card or voting instruction card and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction card. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the meeting.
MAY I ATTEND THE MEETING?
All stockholders and properly appointed proxy holders may attend the Annual Meeting. Stockholders who plan to attend must present valid photo identification. If you hold your shares in a brokerage account, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the Record Date or a legal proxy from your broker or nominee. A legal proxy is required if you hold your shares in a brokerage account and you plan to vote in person at the Annual Meeting. Stockholders of record will be verified against an official list available at the Annual Meeting. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
If your shares are registered directly in your name with GenCorp’s transfer agent, Computershare Shareowner Services, LLC, you are considered a “stockholder of record” or a “registered stockholder” of those shares. In this case, your Notice of Internet Availability has been sent to you directly by Broadridge Financial Solutions, Inc. If your shares are held in a stock brokerage account or by a bank, trust or other nominee or custodian, including shares you may own as a participant in the GenCorp Retirement Savings Plan, you are considered the “beneficial owner” of those shares, which are held in “street name.” A Notice of Internet Availability has been forwarded to you by or on behalf of your broker, bank, trustee or other holder who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other holder of record as to how to vote your shares by following their instructions for voting.
WHAT ARE BROKER NON-VOTES AND HOW ARE THEY COUNTED?
Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the Annual Meeting. If no instructions are given within that time frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange (“NYSE”). Proposals 1 through 3 are all non-routine matters and, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person or represented by proxy on a voting matter. For these reasons, please promptly vote by telephone, or Internet, or sign, date and return the voting instruction card your broker or nominee has enclosed, in accordance with the instructions on the card.
MAY I CHANGE MY VOTE?
If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	Returning a signed proxy card bearing a later date;

•	Sending written notice of revocation to the Company, c/o the Secretary;

•	Submitting a new, proper proxy by telephone, Internet or paper ballot, after the date of the earlier voted proxy; or

•	Attending the Annual Meeting and voting in person.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes cast for a nominee will be counted in favor of election. Abstentions and broker non-votes will not count either in favor of, or against, election of a nominee. Proxies cannot be voted for a greater number of persons than the number of Directors set by the Board for election.
Proposals 2 through 4 will require the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote. Broker non-votes will have no effect on the outcome of the vote on Proposals 2 through 4. Abstentions will have the same effect as a vote against Proposals 2 through 4.
DO STOCKHOLDERS HAVE CUMULATIVE VOTING RIGHTS WITH RESPECT TO THE ELECTION OF DIRECTORS?
No. Stockholders do not have cumulative voting rights with respect to the election of Directors.

WHAT CONSTITUTES A QUORUM?
As of the Record Date, 62,611,712 shares of Common Stock were outstanding. A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter and broker “non-votes” will be included at the Annual Meeting for quorum purposes. Shares represented by proxy as to which no voting instructions are given as to matters to be voted upon will be included at the Annual Meeting for quorum purposes.
WHAT IS THE COMPANY’S INTERNET ADDRESS?
The Company’s Internet address is www.GenCorp.com. You can access this Proxy Statement and the Company’s 2014 Annual Report on Form 10-K at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Copies are also available in print to any stockholder or other interested person who requests it by writing to Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, California 95742.
WILL ANY OTHER MATTERS BE VOTED ON?
As of the date of this Proxy Statement, our management knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Annual Meeting and call for a vote of the stockholders, validly executed proxies in the enclosed form will be voted in accordance with the recommendation of the Board.
WHO IS SOLICITING PROXIES UNDER THIS PROXY STATEMENT?
The proxies being solicited hereby are being solicited by our Board. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of the stock.
ARE THERE DISSENTER’S OR APPRAISAL RIGHTS?
The Company’s stockholders are not entitled to dissenter’s or appraisal rights under Delaware law in connection with any of the Items of Business.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Bylaws provide that the entire Board shall consist of one or more Directors, the total number thereof to be authorized first by the incorporator of the Company, and thereafter authorizes the Board to determine by resolution the number of Directors that will constitute the Board by the affirmative vote of a majority of the members then in office. The Board has fixed the number of Directors to be elected at the Annual Meeting at eight.
The Board has proposed the following nominees for election as Directors at the Annual Meeting: Thomas A. Corcoran; James R. Henderson; Warren G. Lichtenstein; Lance W. Lord; Merrill A. McPeak; James H. Perry; Scott J. Seymour; and Martin Turchin. Each nominee elected as a Director will continue in office until the next annual meeting of stockholders at which their successor has been elected, or until his resignation, removal from office, or death, whichever is earlier.
Each nominee receiving a plurality of the affirmative votes cast at the Annual Meeting will be elected to the Board. Abstentions and broker non-votes will not count either in favor of, or against, election of a nominee.
The Board recommends a vote FOR the election of these nominees as Directors.
Director Qualifications and Experience
The Board, acting through the Corporate Governance & Nominating Committee, seeks a Board that, as a whole, possesses the experience, skills, background and qualifications appropriate to function effectively in light of the Company’s current and evolving business circumstances. The Corporate Governance & Nominating Committee reviews the size of the Board, the tenure of its Directors and their skills, backgrounds and experiences in determining the slate of nominees and whether to seek one or more new candidates. The Committee seeks directors with established records of significant accomplishments in business and areas relevant to the Company’s strategies. With respect to the nomination of continuing Directors for re-election, the individual’s contributions to the Board are also considered.
All of our Directors bring to our Board a wealth of executive leadership experience derived from their service as executives and, in some cases, chief executive officers of large corporations. They also bring extensive board experience. The process undertaken by the Corporate Governance & Nominating Committee in recommending qualified director candidates is described in the Director Nominations section on page 14.
Set forth below are the names and ages of the nominees for Directors and their principal occupations at present and for the past five years, as well as their particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director for the Company. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any Directors or executive officers, as such term is defined in Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information concerning the nominees set forth below is given as of December 31, 2014.
THOMAS A. CORCORAN
Director since 2008
Mr. Corcoran has been a Senior Advisor of The Carlyle Group, a private equity investment firm, and the President of Corcoran Enterprises, LLC, a management consulting company, since 2001. Previously Mr. Corcoran was also the President and Chief Executive Officer (“CEO”) of Gemini Air Cargo, Inc., a cargo airline owned by The Carlyle Group, from 2001 to 2004. Prior to that, Mr. Corcoran was President and CEO of Allegheny Teledyne Incorporated, a diversified business from 1999 to 2000. Prior to that, Mr. Corcoran was President and Chief Operating Officer (“COO”) of Lockheed Martin’s Electronics and Space Sectors from 1993 to 1999. Mr. Corcoran began his career in 1967 at General Electric Company in various positions. In 1990, Mr. Corcoran was elected a corporate officer and rose to the number two position in G.E. Aerospace as Vice President and General Manager of G.E. Aerospace Operations. Mr. Corcoran is a director with L-3 Communications Holdings, Inc. (and member of the Audit Committee). Mr. Corcoran was a Director with Force Protection, Inc., REMEC, Inc., United Industrial Corporation, ONPATH Technologies, Inc.

(Chairman), LaBarge, Inc. (Audit Committee member), ARINC, Inc. (Audit Committee Member), Aer Lingus, Ltd. based in Dublin, Ireland and Serco, Ltd. based in Surry, UK. Mr. Corcoran serves as a director of American Ireland Fund, is on the board of trustees of Stevens Institute of Technology and is a trustee emeritus at Worcester Polytechnic Institute. Mr. Corcoran brings to the Board considerable industry knowledge gained from extensive experience as a senior executive in the aerospace industry. Mr. Corcoran also brings to the Board significant public company board experience, including service as a director of a Fortune 500 company. Mr. Corcoran currently serves as a member of the Organization & Compensation Committee and as a member of the Corporate Governance & Nominating Committee. Age 70.
JAMES R. HENDERSON
Director since 2008
Mr. Henderson was a Managing Director and operating partner of Steel Partners LLC, a subsidiary of Steel Partners Holdings L.P., a global diversified holding company that owns and operates businesses and has significant interests in leading companies in a variety of industries, including diversified industrial products, energy, defense, banking, insurance, and food products and services, until April 2011. He was associated with Steel Partners LLC and its affiliates from August 1999 until April 2011. Mr. Henderson served as a director of DGT Holdings Corp., a manufacturer of proprietary high-voltage power conversion subsystems and components, from November 2003 until December 2011. Mr. Henderson also served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from January 2002 to March 2010. Mr. Henderson was an Executive Vice President of SP Acquisition Holdings, Inc. (“SPAH”), a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009. He was a director of Angelica Corporation, a provider of healthcare linen management services, from August 2006 to August 2008. Mr. Henderson was a director and CEO of the predecessor entity of Steel Partners Holdings L.P., WebFinancial Corporation (“WebFinancial”), from June 2005 to April 2008, President and COO from November 2003 to April 2008, and was the Vice President of Operations from September 2000 to December 2003. He was also the CEO of WebBank, a wholly-owned subsidiary of Steel Partners Holdings L.P., from November 2004 to May 2005. He was a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operation procedures on military weapons, from December 1999 to September 2003 and was acting CEO from July 2002 to March 2003. He served as the Chairman of the Board of Point Blank Solutions, Inc. (“Point Blank”), a designer and manufacturer of protective body armor, from August 2008 until October 2011, CEO from June 2009 until October 2011, and was Acting CEO from April 2009 to May 2009. Mr. Henderson was also the CEO and Chairman of the Board of Directors of certain subsidiaries of Point Blank. On April 14, 2010, Point Blank and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Chapter 11 petitions are being jointly administered under the caption “In re Point Blank Solutions, Inc., et. al.” Case No. 10-11255, which case is ongoing. He has served as the CEO of Point Blank Enterprises, Inc., the successor to the business of Point Blank, from October 2011 to September 2012. Mr. Henderson serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of GenCorp. He served as Acting CEO of School Specialty, Inc., a company that provides education-related products, programs and services from July 2013 to April 2014, and has served as Chairman since June 2013. Mr. Henderson has served as a Director of RELM Wireless Corporation since March 2014. Mr. Henderson’s substantial experience advising and managing public companies provides the Board with well-developed leadership skills and ability to promote the best interests of stockholders Mr. Henderson currently serves as the Chairman of the Corporate Governance & Nominating Committee and as a member of the Audit Committee. Age 57.
WARREN G. LICHTENSTEIN
Director since 2008
Mr. Lichtenstein has served as the Chairman of the Board of the general partner of Steel Partners Holdings L.P. since July 15, 2009, and as CEO from July 15, 2009 until February 26, 2013, at which time he became the Executive Chairman. He is also the Chairman and CEO of Steel Partners LLC. He is a Co-Founder of Steel Partners Japan Strategic Fund (Offshore), L.P., a private investment partnership investing in Japan, and Steel Partners China Access I LP, a private equity partnership investing in China. In 1993, he also co-founded Steel Partners II, L.P., a private investment partnership that is now a wholly-owned subsidiary of Steel Partners Holdings L.P. He has served as Chairman of the Board of Handy & Harman Ltd., a diversified manufacturer of engineered niche industrial products, since July 2005. He has served as Chairman of the Board of ModusLink Global Solutions, Inc. since March 2013. He has served as a director of SLI since March 2010. He previously served as a director (formerly Chairman of the Board) of SLI from January 2002 to May 2008 and served as CEO from February 2002 to August 2005. Mr. Lichtenstein served as the Chairman of the Board, President and CEO of SPAH from February 2007 until October 2009. Mr. Lichtenstein has served as a director (currently Chairman of the Board) of Steel Excel Inc., a company whose business currently consists of a sports-related segment and an oilfield services segment, since October 2010. He served as a director of WebFinancial from 1996 to June 2005, as Chairman and CEO from December 1997 to June 2005 and as President from December 1997 to December 2003. From May 2001 to November 2007, Mr. Lichtenstein served as a director (formerly Chairman of the Board) of United Industrial Corporation, a company principally focused on the design, production and support of defense systems, which was acquired by Textron Inc. He served as a director of KT&G Corporation, South Korea’s largest tobacco company, from March 2006 to March 2008. Mr. Lichtenstein served as a director of Layne Christensen Company, a provider of products and services for the water, mineral, construction and energy markets, from January 2004 to October 2006. Mr. Lichtenstein is qualified to serve as a director due to his expertise in corporate finance, record of success in managing private investment funds and his service as a director of, and advisor to, a diverse group of public companies. Mr. Lichtenstein currently serves as the Chairman of the Board and a member of the Organization & Compensation Committee. Age 49.
GENERAL LANCE W. LORD
USAF (Ret.)
Director since 2015
Gen. Lord retired in April 2006 after 37 years of military service. He last served as Commander, Air Force Space Command during which he was responsible for the development, acquisition and operation of Air Force space and missile weapon systems. He led more than 39,700 personnel who provided space and intercontinental ballistic missile combat capabilities to North American Aerospace Defense Command and U.S. Strategic Command. Gen. Lord currently serves as a member of the Board of the Sletten Construction Company and Marotta Controls Corporation. He is Chairman, Board of Advisors to the National Disaster Radio Authority. Gen. Lord is the President of the Consolidate Range Enterprise (CoRE) Joint Venture Team and the CEO and founder of L2 Aerospace, LLC. He is the 2014 recipient of the American Astronautical Society Military Astronautics Award. He is a Senior Associate of the Four Star Group; a member of the Iridium Corporation’s Government Advisory Board; an advisor to Peregrine Semiconductor, Inc.; an advisor to Lucix Corporation; an advisor to the Goyak Group; a member of the Board of Advisors for the Challenger Learning Center in Colorado Springs, Colorado; chairman of the Board of Advisors to USO Colorado Springs; a Falcon Foundation Trustee; and President of the Association of Air Force Missileers. Age 68.
GENERAL MERRILL A. McPEAK
USAF (Ret.)
Director since 2013
Gen. McPeak (USAF, retired) was Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff from October 1990 until October 1994. During this period, he was the senior officer responsible for organization, training and equipage of a combined active duty, National Guard, Reserve and civilian work force of over 850,000 people serving at 1,300 locations in the United States and abroad. As a member of the Joint Chiefs of Staff, he and the other service chiefs were military advisors to the Secretary of Defense, the National Security Council and the President of the United States. Following retirement from active service, Gen. McPeak began a second career in business. Since 1995, Gen. McPeak has been President of McPeak and Associates, a management consulting firm that is active as an investor, advisor and director of early development stage companies. A subsidiary, Lost Wingman Press, recently published Hangar Flying and Below the Zone; the first two books of a planned three-volume memoir. Gen. McPeak has long service as a director of public companies, including Tektronix, Inc. and Trans World Airlines, Inc. He was for several years Chairman of ECC International Corp. His current public company directorships include Lilis Energy, Inc. (since January 29, 2015); Lion Biotechnologies, Inc. (Lead Outside Director and member of the Audit Committee) (f/k/a Genesis Biopharma) (since 2011, and for which he was acting CEO from January to July 2013) focused on immunology for treatment of Stage IV metastatic melanoma; Research Solutions, Inc. (and member of the Audit Committee) (f/k/a Derycz Scientific) (since 2010), publishing and distributing scientific journal articles; and DGT Holdings Corp. (since 2005) (and member of the Audit Committee), a real estate business. He previously served as a director of Miller Energy Resources (Lead Outside Director 2010—2014); Mosquito Consolidated Gold (Chairman, 2011—2012); Point Blank Solutions, Inc. (2008—2011); MathStar, Inc. (2005—2010); QPC Lasers (Vice Chairman, 2006—2009); and Gigabeam Corp. (2004—2009). From 2003 to 2012, Gen. McPeak was Chairman of Ethicspoint, Inc., a Portland, Oregon-based startup that became a leading provider of risk management and compliance software-as-a-service. In February 2012, Ethicspoint was bought by a private equity firm, merged with other companies and rebranded as NAVEX Global. Gen. McPeak remained a board member of NAVEX Global, which was sold again in 2014 for a price that established it as the most successful business startup in recent Oregon history. From 2012 to 2014, he was Chairman of Coast Plating, Inc., a Los Angeles-based, privately held provider of metal processing and finishing services, primarily to the aerospace industry. Coast Plating was acquired by Private Equity, renamed Valence Surface Technologies, and is now the largest privately held firm of its kind in the country. Gen. McPeak remains a Director. Gen. McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from George Washington University. In 1992, San Diego State University honored Gen. McPeak with its first ever Lifetime Achievement Award. In 1995, George Washington University gave him its Distinguished Alumni Award, the “George.” He was among the initial seven inductees to the Oregon Aviation Hall of Honor. He is a member of the Council on Foreign Relations, New York City. In 2008 and 2009, Gen. McPeak was a national co-chairman of Obama for President. In 2011, he became Chairman of the American Battle Monuments Commission, the federal agency that oversees care and maintenance of 24 cemeteries abroad that constitute the final resting place for almost 125,000 American war dead. Gen. McPeak brings to the Board extensive experience in management consulting and a successful military career, including his position as Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff. Gen. McPeak currently serves as a member of the Organization & Compensation Committee and as a member of the Corporate Governance & Nominating Committee. Age 78.
JAMES H. PERRY
Director since 2008
Mr. Perry, until his retirement in 2008, served as Vice President of United Industrial Corporation, which, through its wholly-owned subsidiary AAI Corporation, designs, produces and supports aerospace and defense systems, from 1998 to 2007, as Chief Financial Officer (“CFO”) from 1995 to 2007, as Treasurer from 1994 to 2005, and as Controller from 2005 to 2007. Mr. Perry served as CFO of AAI Corporation from 2000 to 2007, as Treasurer from 2000 to 2005, and as Vice President from 1997 to 2007. Mr. Perry, a certified public accountant, held various positions in the Assurance practice of Ernst & Young LLP, a global leader in assurance, tax, transaction and advisory services, from 1987 to 1994. Mr. Perry’s qualifications which encompass his executive leadership skills in the aerospace and defense industry and experience as a certified public accountant including his tenure with a major accounting firm servicing numerous publically traded companies provides the Board with sophisticated financial expertise and oversight. Mr. Perry currently serves as Chairman of the Audit Committee. Age 53.
SCOTT J. SEYMOUR
Director since 2010
Mr. Seymour has served as President and CEO of the Company since January 2010. He served as President of Aerojet Rocketdyne, Inc. (“Aerojet Rocketdyne,” f/k/a Aerojet-General Corporation) from January 2010 until August 2012. Prior to that, Mr. Seymour had served as a consultant to Northrop Grumman Corporation, a global defense and technology company (“Northrop”), since March 2008. Mr. Seymour joined Northrop in 1983. Prior to becoming a consultant in March 2008, Mr. Seymour most recently served as Corporate Vice President and President of Integrated Systems Sector of Northrop from 2002 until March 2008. Mr. Seymour also served as Vice President, Air Combat Systems, Vice President and B-2 Program Manager and Vice President, Palmdale Operations, of Northrop, from 1998 to 2001, 1996 to 1998 and 1993 to 1996, respectively. Prior to joining Northrop, Mr. Seymour was involved in the manufacture and flight-testing of F-14A, EF-111A and F/A-18A aircraft for each of Grumman Aerospace Corporation and McDonnell Aircraft Company. Mr. Seymour is a member of the National Museum United States Air Force Board of Managers and the Board of the Air Warrior Courage Foundation. He is also a member of the Florida Institute of Technology Board of Trustees and a director of the Astronauts Memorial Foundation. Mr. Seymour serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of GenCorp. Mr. Seymour’s extensive experience as a senior executive provides the Board with significant operational expertise and an in-depth knowledge of the aerospace and defense industry. Age 64.
MARTIN TURCHIN
Director since 2008
Mr. Turchin is a Vice Chairman of CB Richard Ellis, the world’s largest real estate services company, a position he has held since 2003. Previously, Mr. Turchin served as a Vice Chairman of a subsidiary of Insignia Financial Group, a real estate brokerage, consulting and management firm from 1996 to 2003. Prior to that, Mr. Turchin was a principal and Vice Chairman of Edward S. Gordon Company, a real estate brokerage, consulting and management firm from 1985 to 1996. Mr. Turchin has been a director of Boston Properties, a real estate investment trust, for more than ten years. Mr. Turchin held various positions with Kenneth E. Laub & Company, Inc., a real estate company, where he was involved in real estate acquisition, financing, leasing and consulting from 1971 to 1985. Mr. Turchin also serves as a trustee for the Turchin Family Charitable Foundation. Mr. Turchin serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of GenCorp. Mr. Turchin’s considerable experience in the real estate industry and service as a director of public companies provides the board with valuable expertise in real estate matters and experience in advising companies. Mr. Turchin currently serves as a member of the Audit Committee and as a member of the Corporate Governance & Nominating Committee. Age 73.
The Board unanimously recommends that stockholders vote FOR each of these nominees as Directors by executing and returning the proxy card or voting by one of the other ways indicated thereon. Proxies solicited by the Board will be so voted unless stockholders specify otherwise.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES
Voting for Directors
The Company has no provision for cumulative voting in the election of Directors. Therefore, holders of Common Stock are entitled to cast one vote for each share held on the Record Date for each of the candidates for election. Directors are elected by a plurality of the votes cast at the Annual Meeting, however, the Board has adopted a majority vote policy. Pursuant to such policy, in an uncontested election, any nominee for Director who receives a greater number of votes “withheld” for his election than votes “for” such election (a “Majority Withheld Vote”) shall promptly tender his resignation after such election for consideration by the Corporate Governance & Nominating Committee. In determining its recommendation to the Board, the Corporate Governance & Nominating Committee will consider all factors deemed relevant by its members. These factors may include the underlying reasons why stockholders “withheld” votes for election from such Director (if ascertainable), the length of service and qualifications of the Director whose resignation has been tendered, the Director’s contributions to the Company, whether by accepting such resignation the Company will no longer be in compliance with any applicable law, rule, regulation or governing document, and whether or not accepting the resignation is in the best interests of the Company and our stockholders. Within 90 days thereafter, the Board, taking into account the recommendation of the Corporate Governance & Nominating Committee and such additional information and factors that the Board believes to be relevant, must determine whether to accept or reject the resignation. The Director that tendered the resignation shall not participate in the consideration or determination of whether to accept such resignation. The Board shall disclose by press release its decision to accept or reject the resignation and, if applicable, the reasons for rejecting the resignation. If a majority of the Corporate Governance & Nominating Committee members receive a Majority Withheld Vote at the same election, then the independent Directors who did not receive a Majority Withheld Vote will appoint a committee of independent Directors to consider the resignation offers and recommend to the Board whether to accept or reject them.
Votes cast for a nominee will be counted in favor of election. Abstentions and broker non-votes will not count either in favor of, or against, election of a nominee. It is the intention of the persons named in the accompanying form of proxy to vote for the election of the Board’s nominees, unless authorization to do so is withheld. Proxies cannot be voted for a greater number of persons than the number of Directors set by the Board for election. If, prior to the Annual Meeting, a nominee becomes unable to serve as a Director for any reason, the proxy holders reserve the right to substitute another person of their choice in such nominee’s place and stead. It is not anticipated that any nominee will be unavailable for election at the Annual Meeting.
Retirement Policy
The Company does not have a mandatory retirement policy for Directors.
Meetings of the Board
The Board held 12 meetings during fiscal 2014. All of the Directors who served during fiscal 2014 attended at least 75% of the regularly scheduled and special meetings of the Board and Board committees on which they served and to which they were invited in fiscal 2014. All of the Board’s nominees for election at the Annual Meeting are expected to attend the Annual Meeting. All of the Directors nominated for election at the 2014 annual meeting of stockholders were present at such meeting.
Meetings of Non-Employee Directors
Non-employee Directors (consists of all Directors other than Mr. Seymour), all of whom are independent, meet in executive session as part of each regularly scheduled Board meeting. In 2014, the Chairman of the Board presided at all such executive sessions. In the event of the Chairman’s absence, another non-employee Director is chosen to preside.
Board Leadership Structure
In February 2007, as part of its ongoing commitment to corporate governance, the Board made a decision to separate the positions of Chairman of the Board and CEO. Prior to February 2007, the positions of Chairman of the Board and CEO were historically held by the same person. Since March 2007, the Board has appointed a non-executive to serve as Chairman of the Board. The Company’s Bylaws allow the Board to elect a Chairman from among all of the Directors, and therefore the Board has the flexibility to choose whether to elect a non-executive Chairman, who would not be an officer of the Company, or have one person serve in both capacities.
Pursuant to the Company’s corporate governance guidelines, the duties of the non-executive Chairman of the Board include:

•	preparing the agenda for Board meetings in consultation with the CEO;

•	presiding over all meetings of the stockholders and Board, including all executive sessions of the independent Directors;

•	serving as liaison between the CEO and the Board;

•	collaborating with senior management to provide timely information to the Board; and

•	collaborating with the Organization & Compensation Committee to review the performance of the CEO.
As directors continue to have increasingly more oversight responsibilities, the Company believes it is beneficial to have an independent Chairman whose sole responsibility is leading the Board, leaving the CEO’s main focus on the Company’s business goals and promoting both short-term and long-term growth.
Pursuant to the Company’s Certificate of Incorporation, Bylaws and corporate governance guidelines, the Board determines the leadership structure of the Company. As part of the Board’s annual self-evaluation process, the Board evaluates the Company’s leadership structure to ensure that it provides the optimal structure for the Company and stockholders. At this time, the Board believes the current leadership structure, with Mr. Seymour serving as CEO and Mr. Lichtenstein serving as Chairman of the Board, is the most advantageous for the Company. However, the Board recognizes that there is no single, generally accepted approach to providing corporate leadership, and the Company’s leadership structure may change in the future as circumstances warrant.
Board Role in Risk Oversight
Management has the primary responsibility for identifying and managing the risks facing the Company, subject to the oversight of the Board. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the stockholders. The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. The Company’s Board of Directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. The Company’s Board receives frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.
The Board of Directors relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. The Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Organization & Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. The Corporate Governance & Nominating Committee oversees risks relating to the Company’s corporate compliance programs and assists the Board and management in promoting an organizational culture that encourages commitment to ethical conduct and a commitment to compliance with the law. Each of these committees is required to regularly report on its actions and to make recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function. The Board retains oversight responsibility for all subject matters not specifically assigned to a committee, including risks presented by the Company’s business strategy, competition, regulation, general industry trends, and capital structure.
Determination of Independence of Directors
The Board has determined that to be considered independent, a Director may not have a direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a Director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders. In making its assessment of independence, the Board considers any and all material relationships not merely from the standpoint of the Director, but also from that of persons or organizations with which the Director has or has had an affiliation, or those relationships which may be material, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The Board also considers whether a Director was an employee of the Company within the last five years. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent” Director, including those set forth in pertinent listing standards of the NYSE as in effect from time to time. The NYSE’s listing standards require that all listed companies have a majority of independent directors. For a director to be “independent” under the NYSE listing standards, the board of directors of a listed company must affirmatively determine that the director has no material relationship with the company, or its subsidiaries or affiliates, either directly or as a partner, stockholder or officer of an organization that has a relationship with the company or its subsidiaries or affiliates. In accordance with the NYSE listing standards, the Board has affirmatively determined that each of the Board’s nominees, other than Mr. Seymour, have no material relationships with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.
To determine the independence of its Directors, the Company examined the following NYSE listing standards, which provide that a director is not independent if:

•
the director is, or has been within the last three years, an employee of the listed Company, or an immediate family member is, or has been within the last three years, an executive officer of the listed Company;

•
the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the listed Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(a) the director is a current partner or employee of a firm that is the listed Company’s internal or external auditor; (b) the director has an immediate family member who is a current partner of such a firm; (c) the director has an immediate family member who is a current employee of such a firm and personally works on the listed Company’s audit; or (d) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed Company’s audit within that time;

•
the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the listed Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

•
the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to or received payments from, the listed Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other listed Company’s consolidated gross revenues.

Each of the Board’s nominees, other than Mr. Seymour, has been determined to be “independent” by the NYSE listing standards.
Board Committees
The Board maintains three standing committees: the Audit Committee; the Corporate Governance & Nominating Committee; and the Organization & Compensation Committee. In addition, non-standing committees include the Pricing Committee, the Authorization Committee, and the Benefits Management Committee. Assignments to, and chairs of, the committees are recommended by the Corporate Governance & Nominating Committee and approved by the Board. All committees report on their activities to the Board. Each standing committee operates under a charter approved by the Board. The charters for each of the standing committees are posted on the Company’s website at www.GenCorp.com and are available in print to any stockholder or interested party who requests them by writing to Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, California 95742.
The following table provides the membership and total number of meetings held by each standing committee of the Board in fiscal 2014:

Name	Audit	Corporate Governance & Nominating	Organization & Compensation
Thomas A. Corcoran		X	X
James R. Henderson	X	X*
Warren G. Lichtenstein			X
David A. Lorber**	X		X*
Merrill A. McPeak		X	X
James H. Perry	X*
Martin Turchin	X	X
Total meetings in fiscal 2014	8	2	6

*	Committee Chairman

**	Mr. Lorber has resigned from the Board effective December 31, 2014. Merrill A. McPeak has been elected the chairman of the Organization & Compensation committee effective January 26, 2015.
The Audit Committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that each member of the Audit Committee meets all applicable independence and financial literacy requirements under the NYSE listing standards. The Board has also determined that Mr. Perry is an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act. The Audit Committee reviews and evaluates the scope of the audits to be performed by, the adequacy of services performed by, and the fees and compensation of, the independent auditors. The Audit Committee also reviews the Company’s audited financial statements with management and with the Company’s independent auditors and recommends to the Board to include the audited financial statements in the Annual Report on Form 10-K; approves in advance all audit and permitted non-audit services to be provided by the independent auditors; reviews and considers matters that may have a bearing upon continuing audit or independence; prepares the report of the Audit Committee to be included in the Company’s Proxy Statement; appoints the independent auditors to examine the consolidated financial statements of the Company; reviews and evaluates the scope and appropriateness of the Company’s internal audit function, internal audit plans and system of internal controls; reviews and evaluates the appropriateness of the Company’s selection or application of accounting principles and practices and financial reporting; receives periodic reports from the internal audit and law departments; and reviews and oversees the Company’s compliance with legal and regulatory requirements.
The Corporate Governance & Nominating Committee periodically reviews and makes recommendations to the Board concerning the criteria for selection and retention of Directors, the composition of the Board (including the Chairman of the Board), the structure and function of Board committees, and the retirement policy of Directors. The Corporate Governance & Nominating Committee also assists in identifying, and recommends to the Board, qualified candidates to serve as Directors of the Company and considers and makes recommendations to the Board concerning Director nominations submitted by stockholders. The Corporate Governance & Nominating Committee also periodically reviews and advises the Board regarding significant matters of public policy, including proposed actions by foreign and domestic governments that may significantly affect the Company; reviews and advises the Board regarding adoption or amendment of major Company policies and programs relating to matters of public policy; monitors the proposed adoption or amendment of significant environmental legislation and regulations and advises the Board regarding the impact such proposals may have upon the Company and, where appropriate, the nature of the Company’s response thereto; periodically reviews and advises the Board regarding the status of the Company’s environmental policies and performance under its environmental compliance programs; and periodically reviews and reports to the Board regarding the status of, and estimated liabilities for, environmental remediation. The Board has determined that each member of the Corporate Governance & Nominating Committee meets all applicable independence requirements under the NYSE listing standards.
The Organization & Compensation Committee advises and recommends to the independent Directors the total compensation of the President and CEO. The Organization & Compensation Committee delegated to the President and CEO the final authority to establish the 2014 base salaries of the other executives of the Company within limits previously reviewed by the Organization & Compensation Committee with the President and CEO. The Organization & Compensation Committee also administers the Company’s deferred compensation plan and the 2009 Incentive Plan. The Organization & Compensation Committee periodically reviews the organization of the Company and its management, including major changes in the organization of the Company and the responsibility of management as proposed by the CEO; monitors executive development and succession planning; reviews the effectiveness and performance of senior management and makes recommendations to the Board concerning the appointment and removal of officers; periodically reviews the compensation philosophy, policies and practices of the Company and makes recommendations to the Board concerning major changes, as appropriate; annually reviews changes in the Company’s employee benefit, savings and retirement plans and reports thereon to the Board; and approves, and in some cases recommends to the Board for approval, the compensation of officers, and executives of the Company. The Organization & Compensation Committee also reviews and makes recommendations to the Board regarding the compensation and benefits for Directors. The Board has determined that each member of the Organization & Compensation Committee meets all applicable independence requirements under the NYSE and SEC listing standards. In making its determination, the Board considered all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of an Organization & Compensation Committee member, including but not limited to, (i) the source of the director’s compensation, including any consulting, advisory or other compensatory fees paid by the Company; and (ii) whether the director has an affiliate relationship with the Company.
From time to time, the Board forms special committees to address specific matters.
Director Nominations
The Corporate Governance & Nominating Committee identifies potential director candidates through a variety of means, including recommendations from members of the Corporate Governance & Nominating Committee, the Board, management and stockholders. The Corporate Governance & Nominating Committee also may retain the services of a consultant to assist in identifying candidates. The Corporate Governance & Nominating Committee will consider nominations submitted by stockholders. A stockholder who would like to recommend a nominee should write to the Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, California 95742. Any such recommendation must meet all of the requirements contained in the Company’s Bylaws and include (i) all information relating to the person that is required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, pursuant to Section 14(a) of the Securities Exchange Act of 1934; and (ii) the candidate’s signed consent to be named in the Proxy Statement as a nominee and to serve as a Director if elected.
Such nominations must be received by the Chairman of the Corporate Governance & Nominating Committee no later than the close of business on January 1, 2016, nor earlier than the close of business on December 2, 2015.
Since the date of the Company’s 2014 Proxy Statement, there have been material changes to the procedures by which stockholders of the Company may recommend nominees to the Board. Pursuant to the Company’s reincorporation from the State of Ohio to the State of Delaware on April 11, 2014, the Company adopted Bylaws which added advance notice provisions that a stockholder must follow if he, she or it intends to make a director nomination before a meeting of stockholders. These advance notice provisions provide, among other things that:

•
for an annual meeting of stockholders, written notice of a stockholder’s intention to make business proposals or nominate persons for election to the Board must be delivered to the Company not later than the ninetieth (90th) day or earlier than the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting. If an annual meeting of stockholders is held more than thirty (30) days before or more than seventy (70) days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be delivered (i) not earlier than one hundred twenty (120) days prior to such annual meeting; and (ii) not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the annual meeting; and

•
if the Company has called a special meeting for the purpose of electing one or more directors to the Board, written notice of a stockholder’s intention to nominate persons for election to the Board before such special meeting must be delivered to the Company (i) not earlier than the one hundred twentieth (120th) day; and (ii) not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

The Corporate Governance & Nominating Committee seeks to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experience and background with respect to accounting and finance, management and leadership, business judgment, industry knowledge and corporate governance. Although the Corporate Governance & Nominating Committee does not have a formal diversity policy relating to the identification and evaluation of nominees, the Corporate Governance & Nominating Committee, in addition to reviewing a candidate’s qualifications and experience in light of the needs of the Board and the Company at that time, reviews candidates in the context of the current composition of the Board and the evolving needs of the Company’s businesses.
Communications with Directors
Stockholders and other interested parties may communicate with the Board or individual Directors by mail addressed to: Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, 2001 Aerojet Road, Rancho Cordova, California 95742. The Secretary may initially review communications to the Board or individual Directors and transmit a summary to the Board or individual Directors, but has discretion to exclude from transmittal any communications that are, in the reasonable judgment of the Secretary, inappropriate for submission to the intended recipient(s). Examples of communications that would be considered inappropriate for submission to the Board or a Director include, without limitation, customer complaints, solicitations, commercial advertisements, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.
Compensation Committee Interlocks and Insider Participation
The Organization & Compensation Committee is composed entirely of non-employee independent Directors. As of November 30, 2014, the members of the Organization & Compensation Committee included David A. Lorber

(Chairman), Thomas A. Corcoran, Warren G. Lichtenstein and Merrill A. McPeak. All non-employee independent Directors participate in decisions regarding the compensation of the President and CEO. None of the Company’s executive officers serve as a member of the Board or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Organization & Compensation Committee. In addition, none of the Company’s executive officers serve as a member of the Organization & Compensation Committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board.

Director Compensation
The compensation of the Company’s non-employee Directors is determined by the Board upon the recommendations made by the Organization & Compensation Committee. The current Director compensation program was implemented by the Company in 2013 after evaluation of the recommendations by Hay Group, Inc. (“Hay Group”) who was retained by the Organization & Compensation Committee as outside consultants to assess the overall compensation structure for its non-employee Directors subsequent to the acquisition of the Pratt & Whitney Rocketdyne division (the “Rocketdyne Business”) of the United Technologies Corporation. Specifically, the Organization & Compensation Committee requested Hay Group to measure the Company’s director compensation (in total and by pay component) against similarly sized U.S. companies in the aerospace and defense industry based on information disclosed in recent SEC filings, and in the broader general industry, using both proprietary compensation surveys and its knowledge of industry practices. Hay Group recommended and the Organization & Compensation Committee approved certain changes to the Director compensation program to recognize the increased size, scale and complexity of the new Aerojet Rocketdyne organization. These changes were effective beginning on November 13, 2013. The Director compensation program, is more fully described below.
Annual Retainer Fees
Under our Director compensation program effective beginning November 2013, and for the Company’s most recently ended fiscal year, each non-employee Director will receive an annual retainer fee of $55,000, with the exception of the Chairman of the Board who receives an annual retainer fee of $110,000. Each non-employee Director will receive $7,500 for service on the Corporate Governance & Nominating or the Organization & Compensation Committees and $10,000 for service on the Audit Committee. Each non-employee Director will also receive $5,000 for service on a long-term special committee and $3,250 for service on a limited-purpose special committee of the Board. Non-employee Directors who served as Chairman of the Organization & Compensation Committee or Corporate Governance & Nominating Committee will receive an additional annual fee of $10,000 and the Chairman of the Audit Committee will receive an additional $15,000. Non-employee Directors who attend Board meetings in excess of six meetings between any two annual meetings of stockholders will receive $2,000 per each additional Board meeting and non-employee Directors who attend meetings of any single standing or long-term special committee meetings held in excess of six meetings between any two annual meetings of stockholders will receive $1,500 per each additional committee meeting. The annual cash compensation for each non-employee Director serving as a Manager on the Board of Managers of Easton Development Company, LLC is $15,000.
Non-employee Directors are given a choice to receive all such Director fees in cash or receiving all or part, but no less than 50%, of such fees in the form of fully vested Company Common Stock, calculated based on the closing price of the Common Stock as reported in the NYSE Composite Transactions (or if such information in such source is unavailable, a source providing similar information selected by the Company) as of the applicable Director pay date, pursuant to the 2009 Incentive Plan. If a non-employee Director elects for any year to receive all or a portion of such fees in the form of fully vested Common Stock, an additional grant of restricted shares of Common Stock will be given equal in value to 50% of the amount of fees paid in fully vested Common Stock vesting on the earlier of the Director’s retirement from service from the Board or one year from the date of grant. Non-employee Directors also have a choice to defer all or a portion of Common Stock and restricted stock grants. Distribution of deferred stock can be made in a single payment or at least two but no more than 10 annual installments, with a choice to begin distribution 30 days following retirement from the Board, on a date specified by the participant, or upon attainment of an age specified by the participating director.

Equity Grants
In April 2014, each non-employee Director received $90,000 worth of equity compensation, with the exception of the Chairman of the Board, who received $210,000 worth of equity compensation pursuant to the 2009 Incentive Plan. This grant consisted of 5,211 restricted shares of Common Stock for non-employee Directors other than the Chairman of the Board, who received 12,159 restricted shares of Common Stock. These awards vest in 50% increments on the six-month and twelve-month anniversary of the grant date. Non-employee Directors also receive a one-time award of 500 restricted shares of Common Stock as part of their initial election to the Board. All restricted shares of Common Stock may be voted, but ownership may not transfer until such shares are vested. Unless otherwise approved by the Board, unvested shares will be forfeited in the event of a voluntary resignation or refusal to stand for re-election.
In addition, Mr. Lichtenstein was given a one-time grant of stock options and restricted stock equal to $600,000 in recognition of his time spent on the business affairs of the Company that is in excess of what is expected of an independent Chairman. This includes his significant involvement in the strategic operations, financial management, and integration of Aerojet Rocketdyne. This grant consisted of 8,685 restricted shares of Common Stock and 43,546 stock options. These awards vest in 50% increments on the six-month and twelve-month anniversary of the grant date.
Equity Ownership Guidelines for Non-employee Directors
In October 2007 the Board adopted equity ownership guidelines and were revised in November 2013 under which non-employee Directors are required to own equity in the Company in an amount equal to five times the annual cash retainer or $275,000. In calculating the amount of equity owned by a Director, the Board looks at the value of Common Stock owned by such Director (restricted stock and stock owned outright), the value of any phantom stock owned by such Director as part of the Deferred Compensation Plan for Non-Employee Directors, if any and the value of any vested “in the money” options or Stock Appreciation Rights (“SARs”) (i.e. market value of Company stock in excess of the strike price for the stock option or SAR). Directors have five years from the date of their election to the Board to meet the thresholds set forth in these equity ownership guidelines. The Board routinely reviews these guidelines and considers adjustments when appropriate, including adjustments for material fluctuations in the Company’s stock price. The following table shows the current status of equity ownership for each non-employee Director as of November 30, 2014.

Name	Value of Equity Ownership*	Date of Election	Years as a Director
Thomas A. Corcoran	$2,211,760	09/24/2008	6.3
James R. Henderson	4,137,896	03/05/2008	6.8
Warren G. Lichtenstein	3,006,298	03/05/2008	6.8
David A. Lorber	2,992,975	03/31/2006	8.8
Merrill A. McPeak	351,573	03/27/2013	1.7
James H. Perry	2,963,952	05/16/2008	6.6
Martin Turchin	2,796,918	03/05/2008	6.8

*	Value is based on the stock price on November 28, 2014 of $16.70.
Other
The GenCorp Foundation matches employee and Director gifts to accredited, non-profit colleges, universities, secondary and elementary public or private schools located in the United States. Gifts made were matched dollar for dollar up to $3,000 per calendar year.
Non-employee Directors may also elect to participate in the same health benefits programs at the same cost as offered to all of the Company’s employees. Three Directors participated in this plan in fiscal 2014. The Company also reimburses Directors for reasonable travel and other expenses incurred in attending Board and Committee meetings.

2014 DIRECTOR COMPENSATION TABLE
The following table sets forth information regarding compensation earned or paid to each non-employee Director who served on the Board of Directors in fiscal 2014. Employee Directors are not compensated for services as a director.

Name	Fees Earned or Paid ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Thomas A. Corcoran	$85,961	$132,965	$—	$—	$218,926
James R. Henderson	110,448	145,199	—	—	255,647
Warren G. Lichtenstein	138,471	429,177	449,943	—	1,017,591
David A. Lorber	103,459	141,713	—	—	245,172
Merrill A. McPeak	80,950	130,451	—	—	211,401
James H. Perry	90,956	135,462	—	—	226,418
Martin Turchin	95,447	137,708	—	—	233,155

(1)
The amounts reported in this column for each non-employee Director reflect the dollar amount of the Board and Committee fees paid in fiscal 2014. Non-employee Directors have a choice to receive all or a portion of their director fees in fully vested Common Stock of the Company, in which the number of shares is determined by the closing price of the Common Stock as of the applicable pay date. If a Director elects to receive fees in Common Stock, an additional grant of restricted shares of Common Stock are given in an amount equal in value to 50% of the amount of fees paid in fully vested Common Stock. This additional grant is reported in the “Stock Awards” column. Non-employee Directors also have a choice to defer all or a portion of Common Stock and restricted stock grants. Distribution of deferred stock can be made in a single payment or at least two but no more than 10 annual installments, with a choice to begin distribution 30 days following retirement from the Board, on a date specified by the participant, or upon attainment of an age specified by the participating director. The following table shows director fees that were paid in fully vested Common Stock in fiscal 2014.

Pay Date		Thomas A. Corcoran	James R. Henderson	Warren G. Lichtenstein	David A. Lorber	Merrill A. McPeak	James H. Perry	Martin Turchin
01/15/2014	Stock Awards (#)	756	756	1,513	756	756	756	756
01/15/2014	Grant Date Fair Value	$13,737	$13,737	$27,491	$13,737	$13,737	$13,737	$13,737
04/15/2014	Stock Awards (#)	2,670	4,131	3,341	3,714	2,371	2,968	3,236
04/15/2014	Grant Date Fair Value	$44,749	$69,236	$55,995	$62,247	$39,738	$49,744	$54,235
07/15/2014	Stock Awards (#)	753	753	1,507	753	753	753	753
07/15/2014	Grant Date Fair Value	$13,735	$13,735	$27,488	$13,735	$13,735	$13,735	$13,735
10/15/2014	Stock Awards (#)	862	862	1,725	862	862	862	862
10/15/2014	Grant Date Fair Value	$13,740	$13,740	$27,497	$13,740	$13,740	$13,740	$13,740
Total	Stock Awards (#)	5,041	6,502	8,086	6,085	4,742	5,339	5,607
Total	Grant Date Fair Value	$85,961	$110,448	$138,471	$103,459	$80,950	$90,956	$95,447

(2)
The amounts reported in these columns for each non-employee Director reflect the grant date fair value of stock awards in fiscal 2014. A description of these awards can be found under the section entitled Long-Term Incentives (Equity-Based Compensation) on page 33. A discussion of the assumptions used in calculating these values may be found in Note 9(d) in the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2014. The following table shows each grant of restricted stock and options granted during fiscal 2014 to each non-employee Director who served as a Director in fiscal 2014 , and the aggregate grant date fair value for each award.

Name	Grant Date	Stock Awards (#)		Option Awards (#)		Grant Date Fair Value ($)
Thomas A. Corcoran	01/15/2014	378	(A)			$6,868
	04/07/2014	5,211	(B)			89,994
	04/15/2014	1,335	(A)			22,375
	07/15/2014	376	(A)			6,858
	10/15/2014	431	(A)			6,870
	Total	7,731				132,965
James R. Henderson	01/15/2014	378	(A)			6,868
	04/07/2014	5,211	(B)			89,994
	04/15/2014	2,065	(A)			34,609
	07/15/2014	376	(A)			6,858
	10/15/2014	431	(A)			6,870
	Total	8,461				145,199
Warren G. Lichtenstein	01/15/2014	756	(A)			13,737
	04/07/2014			43,546	(B)	449,943
	04/07/2014	8,685	(B)			149,990
	04/07/2014	12,159	(B)			209,986
	04/15/2014	1,670	(A)			27,989
	07/15/2014	753	(A)			13,735
	10/15/2014	862	(A)			13,740
	Total	24,885		43,546		879,120
David A. Lorber	01/15/2014	378	(A)			6,868
	04/07/2014	5,211	(B)			89,994
	04/15/2014	1,857	(A)			31,123
	07/15/2014	376	(A)			6,858
	10/15/2014	431	(A)			6,870
	Total	8,253				141,713
Merrill A. McPeak	01/15/2014	378	(A)			6,868
	04/07/2014	5,211	(B)			89,994
	04/15/2014	1,185	(A)			19,861
	07/15/2014	376	(A)			6,858
	10/15/2014	431	(A)			6,870
	Total	7,581				130,451
James H. Perry	01/15/2014	378	(A)			6,868
	04/07/2014	5,211	(B)			89,994
	04/15/2014	1,484	(A)			24,872
	07/15/2014	376	(A)			6,858
	10/15/2014	431	(A)			6,870
	Total	7,880				135,462
Martin Turchin	01/15/2014	378	(A)			6,868
	04/07/2014	5,211	(B)			89,994
	04/15/2014	1,618	(A)			27,118
	07/15/2014	376	(A)			6,858
	10/15/2014	431	(A)			6,870
	Total	8,014				137,708

(A)	These shares vest on the earlier of the Director’s retirement from the Board or the one year anniversary of the grant date.

(B)	These equity awards vest in 50% increments on the six-month and twelve-month anniversary of the grant date.

(3)
The following table shows the amount of outstanding and unexercised SARs and option awards and unvested stock awards as of November 30, 2014 for each non-employee Director who served as a Director in fiscal 2014.

Name	Unvested Stock Awards	Outstanding and Unexercised Option Awards	Outstanding and Unexercised SARs
Thomas A. Corcoran	5,126	—	84,907
James R. Henderson	5,856	—	125,118
Warren G. Lichtenstein	14,464	43,546	101,869
David A. Lorber*	5,648	—	104,907
Merrill A. McPeak	5,476	—	7,355
James H. Perry	5,275	—	99,907
Martin Turchin	5,409	—	99,907

*	Mr. Lorber’s unvested stock awards vested upon his resignation from the Board effective December 31, 2014.

Security Ownership of Officers and Directors
The following table lists share ownership of Common Stock by the Company’s current Directors, nominees and the named executive officers, as well as the number of shares beneficially owned by all of the current Directors and executive officers as a group. Unless otherwise indicated, share ownership is direct. Amounts owned reflect ownership as of February 4, 2015.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class
Directors
Thomas A. Corcoran(3)	79,543	*
James R. Henderson(4)	170,858	*
Warren G. Lichtenstein(5)	142,490	*
Lance W. Lord	500	*
Merrill A. McPeak(6)	20,724	*
James H. Perry	117,388	*
Martin Turchin (7)	107,386	*
Executive Officers
Scott J. Seymour (8)	936,713	1.50%
Kathleen E. Redd (9)	329,964	*
Warren M. Boley, Jr.	141,335	*
Christopher C. Cambria	71,729	*
John D. Schumacher	48,883	*
All Current Directors and Executive Officers as a group (12 persons)	2,167,513	3.65%

*	Less than 1.0%

(1)
Includes restricted shares granted under the 1999 Equity and Performance Incentive Plan, the 2009 Incentive Plan, and shares owned outright. The number of shares beneficially owned by a current officer of the Company includes shares credited in the GenCorp Retirement Savings Plan as of January 28, 2015.

(2)
Includes shares issuable upon the exercise of stock options that may be exercised within 60 days after February 4, 2015 as follows: Mr. Seymour — 370,723; Ms. Redd — 129,366; and Warren Lichtenstein — 21,773; and all current directors and executive officers as a group — 521,862 shares.

(3)	Includes 74,395 shares held in the Thomas A. Corcoran TTEE U/A DTD 07/16/2001.

(4)	Includes 16,163 shares held in the name of the Rabbi Trust.

(5)	Includes 48,573 shares held in the name of the Rabbi Trust.

(6)	Includes 20,724 shares held in the name of the Rabbi Trust.

(7)
Includes 23,544 shares held in the name of the Rabbi Trust, 7,500 shares held in the name of Martin Turchin IRA Rollover, 3,000 shares held in the name of Peter Turchin Trust, 1,000 shares held in the name of Coulter Turchin Trust, and 1,000 shares held in the name of Tyler Turchin Trust.

(8)
Includes 166,369 common shares held in the Scott J. Seymour and Kathleen Goette Seymour Family Trust and 80,000 common shares held in the Scott J. Seymour, Trustee of the Scott J. Seymour Equity Trust dated December 23, 2012.

(9)	Includes 47,553 shares held through the Paul Kingsley Redd and Kathleen Ellen Redd Revocable Trust.

Code of Ethics and Corporate Governance Guidelines
The Company has adopted a code of ethics known as the Code of Business Conduct that applies to the Company’s employees including the principal executive officer and principal financial officer. Amendments to the Code of Business Conduct and any grant of a waiver from the provision of the Code of Business Conduct requiring disclosure under applicable SEC rules will be disclosed on the Company’s website at www.GenCorp.com. Copies of the Code of Business Conduct and the Company’s Corporate Governance Guidelines are also available on the Company’s website (copies are available in print to any stockholder or other interested person who requests them by writing to Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, California 95742).
Related Person Transaction Policy
The Company has a written policy for the review of transactions in which the Company is a participant, the amount exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any of the Company’s Directors or executive officers, or their immediate family members, had a direct or indirect material interest (a “Related Party Transaction”). Any such Related Party Transaction was to be for the benefit of the Company and upon terms no less favorable to the Company than if the Related Party Transaction was to an unrelated party. The Company’s Board is responsible for approving any such transactions and the Company’s CEO is responsible for maintaining a list of all existing Related Party Transactions.
There were no Related Party Transactions in fiscal 2012, 2013 or 2014, nor are there any currently proposed Related Party Transactions.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of (i) the quality and integrity of the Company’s financial statements; (ii) the performance of the Company’s financial reporting process, internal control system; internal audit function; (iii) the Company’s compliance with legal and regulatory requirements, all areas for which management has the primary responsibility; and (iv) the independent auditor’s performance, qualifications and independence. The Audit Committee manages the Company’s relationship with its independent auditors, who report directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties, with funding from the Company for such advice and assistance. Management is primarily responsible for establishing and maintaining the Company’s system of internal controls and preparing financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
In fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Audit Committee reviewed and discussed the Company’s financial statements with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, and discussed such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1, AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. PwC also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with PwC their independence from management and the Company.
The Audit Committee also reviewed with management and the independent auditors the preparation of the financial statements and related disclosures contained in the Company’s earnings announcements and quarterly reports.
The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee also received PwC’s report on the Company’s internal controls over financial reporting. The Company outlined these reports in its Annual Report on Form 10-K for the fiscal year ended November 30, 2014.
The Audit Committee met eight times during fiscal 2014.
In reliance on the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2014 for filing with the SEC. The Audit Committee appointed PwC as the Company’s independent registered public accounting firm for fiscal 2015.
Submitted by the Audit Committee,
James H. Perry, Chairman
James R. Henderson
Martin Turchin
January 26, 2015

ORGANIZATION & COMPENSATION COMMITTEE REPORT
The Organization & Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Organization & Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s 2014 Annual Report on Form 10-K. The Board has approved that recommendation.
The Organization & Compensation Committee met six times during fiscal 2014.
Submitted by the Organization & Compensation Committee,
Merrill A. McPeak, Chairman
Thomas A. Corcoran
Warren G. Lichtenstein
January 26, 2015

EXECUTIVE OFFICERS OF THE REGISTRANT
The following information is given as of December 31, 2014.

Name	Title	Other Business Experience	Age
Scott J. Seymour	President and Chief Executive Officer of the Company (since January 2010)	President of Aerojet Rocketdyne January 2010 — August 2012; Consultant to Northrop Grumman Corporation (“Northrop”) March 2008 — January 2010; Corporate Vice President and President of Integrated Systems Sector of Northrop 2002 — March 2008; Vice President, Air Combat Systems of Northrop 1998 — 2001; Vice President and B-2 Program Manager of Northrop 1996 — 1998; and Vice President, Palmdale Operations, of Northrop, 1993 — 1996.	64
Kathleen E. Redd	Vice President, Chief Financial Officer (since January 2009), and Assistant Secretary of the Company (since March 2012)	Secretary, February 2009 — March 2012; Vice President, Controller and Acting Chief Financial Officer September 2008 — January 2009; Vice President, Finance 2006 — 2008; Assistant Corporate Controller, 2002 — 2006; Acting Vice President Controller GDX Automotive, 2003 — 2004 (concurrent with Assistant Corporate Controller position during divestiture activities); Vice President, Finance, for Grass Valley Group, 2001 — 2002; Vice President, Finance for JOMED, Inc., 2000 — 2001; Controller for EndoSonics Corporation, 1996 — 2000.	53

Name	Title	Other Business Experience	Age
Warren M. Boley, Jr.	President, Aerojet Rocketdyne (since August 2012)	Chief Operating Officer, Boley Tool & Machine Works May 2011 — August 2012; Corporate Director, Boley Tool & Machine Works 1991 — present; President, Military Engines Division, United Technologies Corporation, Pratt & Whitney Business Unit (“Pratt & Whitney”) April 2010 — May 2011; Vice President — F135/F119 Engine Programs, Pratt & Whitney April 2009 — April 2010; Vice President, Operational Military Engines and Customer Support, Pratt& Whitney September 2007 — April 2009; Vice President Operational Military Engines, Pratt & Whitney March 2003 — September 2007.	52
Christopher C. Cambria	Vice President, General Counsel (since September 2011), and Secretary of the Company (since March 2012)	Self employed legal consultant 2010 — 2011. Senior Vice President and Senior Counsel, Mergers and Acquisitions for L-3 Communications Holdings 2006 — 2009; Senior Vice President, Secretary and General Counsel 2001 — 2006; and Vice President, General Counsel and Secretary 1997 — 2001; Associate with Fried, Frank, Harris, Shriver & Jacobson 1994 — 1997.	56
John D. Schumacher	Vice President, Business Relations of the Company (since April 2013).	President, Astrium Americas and Vice President, Space, EADS North America April 2011 — April 2013; Vice President, Washington Operations, Aerojet Rocketdyne May 2006 — April 2011; Director, Whitney, Bradley & Brown Consulting September 2005 — May 2006; Chief of Staff, National Aeronautics and Space Administration (NASA) May 2003 — September 2005; Associate Administrator for External Relations, NASA 1994 — 2003; Deputy Associate Administrator, NASA 1990 — 1994.	60
The Company’s executive officers generally hold terms of office of one year and/or until their successors are elected and serve at the discretion of the Board.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Our compensation program is designed to support our business goals and promote both short- and long-term growth using a pay-for-performance model for alignment of the financial interests of our named executive officers with the interests of our stockholders. In this section of the Proxy Statement, we explain how our compensation program is designed and operates with respect to our named executive officers, including how their pay is reflected in the Company’s performance on relevant financial measures. In addition, we describe the key changes made to the Company’s executive compensation program since the date of our last annual proxy statement, including revisions relating to our ongoing integration of the Rocketdyne Business. The 2014 executive compensation program covered our Principal Executive Officer, namely the President and CEO; our Principal Financial Officer, namely the Vice President, CFO and Assistant Secretary; and our three other named executive officers who were officers as of the end of fiscal 2014. The 2014 executive compensation program also covered other key employees of the Company.
We have designed our executive compensation program, under the direction of the Organization & Compensation Committee of our Board, to attract and retain highly qualified executive officers and directly link pay to performance. Our strategic goals include improving our financial performance. Accordingly, as discussed in more detail below, the Organization & Compensation Committee set our named executive officers’ 2014 annual incentive performance targets against benchmarks related to contract profit, total cash flow, contract awards, and certain other goals that include individual performance and accomplishments of each named executive officer with this final component only being payable to the extent that all three aforementioned financial metrics are met at or above the threshold level for each metric. The Organization & Compensation Committee also set performance targets for performance-based restricted stock subject to a three year cumulative Free Cash Flow metric to drive value in the Company over the next several fiscal years. “Free Cash Flow” is defined as operating cash flow less capital expenditures. The cumulative Free Cash Flow metric performance period begins in fiscal 2014 through fiscal 2016.
The overall objectives of our compensation program are as follows:

•	Performance Incentives — align the compensation structure of executives with the goals of the Company by basing a meaningful portion of total compensation on achievement of performance goals;

•
Competitive Compensation — attract and retain high caliber executives and key personnel by providing compensation that is competitive with compensation for executive officers providing comparable services to similarly-situated companies, taking into account our size and complexity and the markets we serve;

•
Retention Incentives — retain high caliber executives by providing incentives for long-term continued employment with the Company or incentives for certain critical talent to achieve key short-term or mid-term strategic initiatives; and

•
Stakeholder Incentives — promote an ownership interest that aligns management and stockholders. In this regard, the Organization & Compensation Committee approved robust share ownership guidelines that apply to our named executive officers, where over a period of time, each named executive officer is expected to own shares of our Common Stock equal in total market value to a designated multiple of such named executive officer’s annual salary.

The Organization & Compensation Committee made several decisions related to the compensation programs for the named executive officers throughout fiscal 2014 to increase alignment with our pay-for-performance model, including:

•
The annual incentive performance and correlating payout range were made broader and eliminated a non-financial performance metric to better align with our pay-for-performance philosophy and for better alignment with market competitive practices;

•
Performance-based long-term incentive awards for fiscal 2014 were based on a broader performance and payout range than in previous years to better align with our pay-for-performance philosophy and for better alignment with market competitive practices; and

•
The metric utilized for performance-based restricted stock grants for all named executive officers was transitioned to a cumulative Free Cash Flow metric for fiscal 2014 grants from an Economic Value Added metric or a GenCorp financial targets metric, depending on the named executive officer, utilized for fiscal 2013 grants.

Say-on-Pay
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company began providing our stockholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers. At the 2014 Annual Meeting of Stockholders of GenCorp Inc. held on March 20, 2014, more than 96.5% of the votes cast (excluding those who abstained or were broker non-votes) were in favor of the Company’s executive compensation program. After considering the outcome of this advisory vote and other relevant facts and circumstances relating to the Company’s executive pay, the Organization & Compensation Committee determined that no significant changes to our compensation policies were necessary.
Administration of the Executive Compensation Program
The Organization & Compensation Committee determines most matters of executive compensation and benefits, although the committee has delegated to the President and CEO the final authority to establish base salaries of the named executive officers of the Company other than himself. Our President and CEO; President, Aerojet Rocketdyne; our Vice President, CFO and Assistant Secretary; and our Vice President, Human Resources provided input to the Organization & Compensation Committee with respect to the 2014 compensation program. The Organization & Compensation Committee advises and makes compensation recommendations to the independent members of the Board with respect to compensation for the President and CEO.
In assessing competitive overall compensation, the Organization & Compensation Committee engages, from time to time, an independent outside consulting firm to aid in the review and evaluation of the total compensation provided to the named executive officers. Since fiscal 2010, the Company retained Hay Group to review the design of the Company’s annual and long-term incentive programs and to assist in developing an executive compensation structure that was based on the internal hierarchy of jobs and aligned with external market practices. In performing its duties, Hay Group worked with senior management and the Chairman of the Organization & Compensation Committee to understand the Company’s business strategy, the competitive market for talent, and the accountabilities of the executives and perceptions of the Company’s current compensation programs. Hay Group was also instructed to develop an executive compensation comparator group of publicly traded companies in the aerospace and defense industry. Based on the information presented by Hay Group and input from our Vice President, CFO and Assistant Secretary, and our Vice President, Human Resources, the Organization & Compensation Committee and the President and CEO exercised its business judgment as to setting base salaries and incentive compensation levels and correlating performance levels for incentive-based compensation for the named executive officers.
Independent Executive Compensation Consultant’s Role
Both management and the Organization & Compensation Committee retain Hay Group to provide objective analysis, advice and information to each of them, including competitive market data and compensation recommendations related to the President and CEO and other senior executives. Hay Group served as the independent executive compensation consultant to management and the Organization & Compensation Committee during fiscal 2014. The executive compensation consultant reports to the Vice President of Human Resources and the Chairman of the Organization & Compensation Committee, and has direct access to the other members of the Organization & Compensation Committee as well as senior management. The total fees for the services provided by Hay Group to the Company and paid in fiscal 2014 were $417,181.
In addition to the compensation services provided by Hay Group to management and the Organization & Compensation Committee related to executive compensation, Hay Group provided certain services to the Company at the request of management consisting of advice relating to the reasonableness of certain severance payments made to certain executives whose employment terminated from the Company in 2008 and 2009, and for certain broad based employee compensation. The Company paid $103,656 to Hay Group in fiscal 2014 for such services which is included in the $417,181 total disclosed in the previous paragraph. The Organization & Compensation Committee believes that, given the nature and scope of these additional services related to historical severance payments and limited work around broad based employee compensation, these additional services did not raise a conflict of interest and did not impair Hay Group’s ability to provide independent advice to the Organization & Compensation Committee concerning executive compensation matters.
In making the overall determination of the independence of Hay Group and Hay Group’s lead advisor to the Organization & Compensation Committee, the Organization & Compensation Committee considered, among other things, the factors on independence adopted in final SEC rules and approved in NYSE listing standards.
The decisions made by the Organization & Compensation Committee are the responsibility of the Organization & Compensation Committee and may reflect factors and considerations other than the information and recommendations provided by Hay Group.
Consideration of Competitive Market Data Regarding Executive Compensation
The Organization & Compensation Committee and the President and CEO used the results of the compensation study completed by Hay Group in fiscal 2014 to determine pay for 2014. The Organization & Compensation Committee and the President and CEO set base salaries, target annual cash incentive levels and target annual long-term incentive award values for the named executive officers generally at or below the 50th percentile of competitive market levels for comparable aerospace and defense companies. This approach was the starting point of the analysis, then adjustments were made to some executives’ target compensation to reflect other factors such as the executives’ experience, breadth of responsibilities, tenure in the position, overall individual performance, and the Company’s performance overall.
The study conducted by Hay Group in fiscal 2014 compared total executive compensation against similarly sized U.S. companies in the aerospace and defense industry and in the broader general industry, using data from Hay Group’s Executive Compensation Survey. In addition, Hay Group was instructed to develop an executive compensation comparator group of publicly traded companies in the aerospace and defense industry. In selecting the comparator group, Hay Group generally considered companies with revenues of approximately one-half to two times the Company’s revenues and companies in the aerospace and defense industry, excluding those that were exclusively focused on services. The purpose of the comparator group was to compare target and actual compensation levels of the Company’s President and CEO; Vice President, CFO and Assistant Secretary; President, Aerojet Rocketdyne; and Vice President, General Counsel and Secretary to the named executive officers of the comparator group.
The comparator group used during fiscal 2014 was comprised of the following companies:

MOOG Inc.	Loral Space & Communications
Curtiss Wright Corp.	Triumph Group Inc.
Teledyne Technologies Incorporated.	Hexcel Corp.
Esterline Technologies Corp.	Transdigm Group Inc.
AAR Corp.	Woodward Inc.
BE Aerospace Inc.	Kaman Corp.
Orbital Sciences Corp.	Barnes Group Inc.
The following paragraphs examine the targeted total direct compensation competitiveness for fiscal 2014 for each of the named executive officers using survey and proxy data (where indicated).
Mr. Seymour’s total compensation was benchmarked against both the comparative data included in the comparator group and Hay Group’s broad-based industry study, each of which were given a weighting of 60% and 40%, respectively, and blended into one comparative benchmark. Mr. Seymour’s targeted total direct compensation for fiscal 2014 was at the 42nd percentile of the blended comparative benchmark. Mr. Seymour’s actual total direct compensation for fiscal 2014 was at or near the 41st percentile of the blended comparative benchmark.
Ms. Redd’s total compensation was benchmarked against both the comparative data included in the comparator group and Hay Group’s broad-based industry study, each of which were given a weighting of 60% and 40%, respectively, and blended into one comparative benchmark. Ms. Redd’s targeted total direct compensation for fiscal 2014 was at the 40th percentile of the blended comparative benchmark. Ms. Redd’s actual total direct compensation for fiscal 2014 was at or near the 39th percentile of the blended comparative benchmark.
Mr. Boley’s total compensation was benchmarked against both the comparative data included in the comparator group and Hay Group’s broad-based industry study, each of which were given a weighting of 60% and 40%, respectively, and blended into one comparative benchmark. Mr. Boley’s targeted total direct compensation for fiscal 2014 was at the 37th percentile of the blended comparative benchmark. Mr. Boley’s actual total direct compensation for fiscal 2014 was at or near the 35th percentile of the blended comparative benchmark.
Mr. Cambria’s total compensation was benchmarked against both the comparative data included in the comparator group and Hay Group’s broad-based industry study, each of which were given a weighting of 60% and 40%, respectively, and blended into one comparative benchmark. For fiscal 2014, Mr. Cambria’s targeted total direct compensation was at or near the 37th percentile of the benchmark. Mr. Cambria’s actual total direct compensation for fiscal 2014 was at or near the 36th percentile of the benchmark.
Mr. Schumacher’s total compensation was benchmarked against the comparative data included in Hay Group’s broad-based industry study. For fiscal 2014, Mr. Schumacher’s targeted total direct compensation was at or near the 46th percentile of the benchmark. Mr. Schumacher’s actual total direct compensation for fiscal 2014 was at or near the 45th percentile of the benchmark.
Compensation Elements
The compensation program for executive officers has historically consisted of the following principal elements:

•	Base salary;

•	Short-term annual cash incentive awards;

•	Long-term compensation equity incentive awards, including restricted stock, performance-based restricted stock, stock options and cash-settled SARs; and

•	In-service and post-retirement/employment benefits - pension and 401(k) savings plans; however, defined benefit pension benefits were frozen effective fiscal 2009.
The Organization & Compensation Committee believes that these elements of compensation create a flexible package that reflects the long-term nature of the Company’s businesses and rewards both short- and long-term performance of the Company and each individual in accordance with the objectives of the compensation program. A description of these four components and related programs follows.
Base Salaries
Base salaries are used to provide a fixed amount of compensation for each executive’s regular work. Base salary increases for the President and CEO must be approved by the Organization & Compensation Committee. Base salary increases for other executives of the Company must be approved by the President and CEO. Typically, the effective date of merit increases in base salaries is in April of each year. Base salary increases can also occur upon an executive’s promotion. In determining the amount of any increases in salaries, the Organization & Compensation Committee and/or President and CEO (i) evaluates the executive’s performance in the most recent fiscal year as well as the strategic importance of the executive to the Company; (ii) compares current cash compensation with compensation for relevant executive positions set forth in peer group and survey benchmarking prepared by Hay Group as well as industry-specific compensation surveys; and (iii) takes into account the timing and amount of the last salary increase for each of the executives.
In fiscal 2014, the Organization & Compensation Committee and/or President and CEO approved an increase in base salary for certain of the Company’s named executive officers based on several factors, including each individual’s performance, sustained levels of contribution to the Company, the wage increase during the previous fiscal year, a review of the executive and senior management total compensation study conducted by Hay Group in 2014 on the Company’s behalf, and with respect to Messrs. Seymour, Boley, Cambria and Ms. Redd, the total compensation of similarly situated executive officers included in the comparator group developed by Hay Group. Based on the foregoing and as reflected in the Summary Compensation Table, Mr. Seymour’s base salary increased 13.3%, Ms. Redd’s base salary increased 4.8%, Mr. Boley’s base salary increased 13.6%, Mr. Cambria’s base salary increased 3.5%, and Mr. Schumacher’s base salary increased 4.3%.
Annual Cash Incentive Program
The primary objective of our annual cash incentive program is to drive current fiscal year performance and achievement of designated strategic business and financial goals, and to the extent these goals are achieved, to provide competitive compensation to our senior management team. To those ends, the Organization & Compensation Committee sets performance targets such that total cash compensation (base salary plus annual cash incentive) will be within a competitive range of total cash compensation against the market if performance targets are met. In addition, our senior management team has individual performance targets that can be paid out if each of the formulaic business and financial goals achieve the threshold level of performance. The annual cash incentive program follows our “pay-for-performance” philosophy. If business metrics are met at the threshold level, cash incentives are paid; if minimum threshold metrics are not met, we will pay nothing at all. If metrics are met at the maximum or higher, the Organization & Compensation Committee has discretion to adjust payments to the executives. The Organization & Compensation Committee has discretion to increase, reduce or eliminate payments within the parameters of the cash incentive program.
Fiscal 2014 performance targets consisted of contract profit, total cash flow, contract awards, and certain other individual goals. With the input of our President and CEO; President, Aerojet Rocketdyne; Vice President, CFO and Assistant Secretary; and Vice President Human Resources; the Organization & Compensation Committee:

•	sets the overall Company and individual performance objectives and corresponding performance and payout ranges for the fiscal year;

•	establishes a target, threshold, and maximum incentive opportunity for each executive officer; and

•	measures performance and determines awards for the prior fiscal year.
Annual cash incentives are paid at the beginning of each fiscal year for the prior fiscal year’s performance. Incentives paid are based upon the Organization & Compensation Committee’s (with input from the President and CEO; President, Aerojet Rocketdyne; Vice President, CFO and Assistant Secretary; and Vice President Human Resources) assessment of actual performance (individually and Company-wide) against pre-established Company and business segment performance objectives, as appropriate, to determine the amount payable with respect to the applicable target incentive opportunity.
The Organization & Compensation Committee tailors both performance measures and targets in order to most accurately approximate success criteria for both of our business segments and the Company’s performance overall. The payout levels are subject to change every year. For fiscal 2014, our current named executive officers are subject to a payout level based on their position in the Company and will receive the following percentages of their base salary based on actual achievement of the performance measures set forth below:

•	Scott J. Seymour, President and CEO — 125%

•	Kathleen E. Redd, Vice President, CFO and Assistant Secretary — 60%

•	Warren M. Boley, Jr., President, Aerojet Rocketdyne — 70%

•	Christopher C. Cambria, Vice President, General Counsel and Secretary — 50%

•	John D. Schumacher, Vice President, Business Relations — 55%

The criteria used in fiscal 2014 applicable to Messrs. Seymour, Cambria, Schumacher and Ms. Redd were the following:

Executive Targets	Threshold Opportunity	Target Opportunity	Maximum Opportunity		Actual Performance	Actual Achievement
(Dollars in millions)
Contract Profit(1)	12.50%	25.00%	50.00%		$148.2	—%
• Threshold — $ 173.3
• Target — $ 181.6
• Maximum — $208.7
Total Cash Flow(2)	12.50%	25.00%	50.00%		$158.9	50.00%
• Threshold — $78.2
• Target — $86.5
• Maximum — $113.7
Contract Awards(3)	12.50%	25.00%	50.00%		$2,203.4	50.00%
• Threshold — $1,728.4
• Target — $1,827.1
• Maximum — $2,009.8
Personal Factors(4)	12.50%	25.00%	37.50%			—%
• Threshold — 0 x multiplier
• Target — 1 x multiplier
Totals	50.00%	100.00%	187.50%	(5)		100.00%

(1)
We defined Contract Profit to be net sales recognized for our Aerospace and Defense segment less cost of sales of our Aerospace and Defense segment, exclusive of certain corporate costs, certain retirement benefit costs and other non-contract related costs.

(2)
We defined Total Cash Flow to be the Company’s cash provided by operating activities net of cash used in financing activities, exclusive of debt issuance costs, repayments on debt and proceeds from the issuance of debt.

(3)
We defined Contract Awards to be the amount of money to be received for a contract of our Aerospace and Defense segment that has been directly appropriated by the U.S. Congress or for which a purchase order has been received from a commercial customer.

(4)	Personal Factors are only applicable after achieving all three financial metrics at the threshold level.

(5)
Under the terms of the Company’s annual incentive plan, each named executive officer has the opportunity to earn up to 187.5% of his or her base salary multiplied by the following payout levels: 125% for Mr. Seymour; 60% for Ms. Redd; 50% for Mr. Cambria; and 55% for Mr. Schumacher if the performance goals are achieved at the maximum level.

The criteria used in fiscal 2014 applicable to Mr. Boley, our Aerojet Rocketdyne named executive officer, were the following:

Executive Targets	Threshold Opportunity	Target Opportunity	Maximum Opportunity		Actual Performance	Actual Achievement
(Dollars in millions)
Contract Profit(1)	12.50%	25.00%	50.00%		$148.2	—%
• Threshold — $ 173.3
• Target — $ 181.6
• Maximum — $208.7
Total Cash Flow(2)	12.50%	25.00%	50.00%		$256.4	44.23%
• Threshold — $227.2
• Target — $235.5
• Maximum — $262.7
Contract Awards(3)	12.50%	25.00%	50.00%		$2,203.4	50.00%
• Threshold — $1,728.4
• Target — $1,827.1
• Maximum — $2,009.8
Personal Factors(4)	12.50%	25.00%	37.50%			—%
• Threshold — 0 x multiplier
• Target — 1 x multiplier
Totals	50.00%	100.00%	187.50%	(5)		94.23%

(1)
We defined Contract Profit to be net sales recognized for our Aerospace and Defense segment less cost of sales of our Aerospace and Defense segment, exclusive of certain corporate costs, certain retirement benefit costs and other non-contract related costs.

(2)
We defined Total Cash Flow to be the Aerospace and Defense segment cash provided by operating activities and cash used in financing activities, exclusive of debt issuance costs, repayments on debt and proceeds from the issuance of debt.

(3)
We defined Contract Awards to be the amount of money to be received for a contract of our Aerospace and Defense segment that has been directly appropriated by the U.S. Congress or for which a purchase order has been received from a commercial customer.

(4)	Personal Factors are only applicable after achieving all three financial metrics at the threshold level.

(5)
Under the terms of the Company’s annual incentive plan, each named executive officer has the opportunity to earn up to 187.5% of his or her base salary multiplied by a payout level of 70% for Mr. Boley if the performance goals are achieved at the maximum level.

The calculations for the final payment of the annual cash incentive award for each named executive officer for fiscal 2014 were as follows, which are also reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, which follows this Compensation Discussion and Analysis:

Name	Payout Level	Base Salary	Actual Performance Achievement Percentage	Cash Incentive Awards
				Award at 100% Target Performance	Award at 187.5% Maximum Performance	Actual Payout at Achievement Percentage
Scott J. Seymour	125%	$725,000	100.00%	$906,250	$1,699,219	$906,250
Kathleen E. Redd	60%	404,519	100.00%	242,711	455,084	242,711
Warren M. Boley, Jr.	70%	410,522	94.23%	287,365	538,810	270,784
Christopher C. Cambria	50%	337,903	100.00%	168,952	316,784	168,952
John D. Schumacher	55%	312,750	100.00%	172,013	322,523	172,013

Determining the Individual Compensation of Named Executive Officers
The Company’s performance and the named executive officer’s individual performance, measured against the annual performance goals for each, are used to determine each named executive officer’s target cash incentive award as well as each named executive officer’s individual performance and contribution as related to the achievement of such performance goals. In order for the named executive officer’s individual performance to be a factor in their cash incentive award, the Company must first achieve all three financial metrics at the threshold level. Once all three financial metrics are achieved, for each named executive officer, other than the President and CEO, the Organization & Compensation Committee considers individual performance, as assessed by the President and CEO. Individual performance of the President and CEO is assessed directly by the Board.
For fiscal 2014, personal performance factors were not included in the Organization & Compensation Committee’s determination of the size of each named executive officer’s 2014 annual incentive payment given that the Company did not achieve the threshold level of performance for its contract profit financial metric.
On February 2, 2015, the Organization & Compensation Committee met and approved fiscal 2014 annual cash incentive awards, which are reported above and in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, which follows this Compensation Discussion and Analysis.
Annual Incentive Plan Change for Fiscal 2015
The following increases in the payout level for the Annual Incentive Plan of certain named executive officers were made for fiscal 2015:

•	Kathleen E. Redd, Vice President, CFO and Assistant Secretary — increased to 65% from 60%;

•	Warren M. Boley, Jr., President, Aerojet Rocketdyne — increased to 75% from 70%; and

•	Christopher C. Cambria, Vice President, General Counsel and Secretary — increased to 55% from 50%.
This change was made to increase the competitiveness of these executive’s overall compensation and keep in line with our pay-for-performance philosophy.
Long-Term Incentives (Equity-Based Compensation)
The Company, upon the recommendation and approval of the Organization & Compensation Committee, established the performance objectives and other terms of the Company’s 2014 Long-Term Incentive Program (the “2014 LTIP”) for executive officers and other eligible employees of the Company. The 2014 LTIP has a 36-month performance period for performance-based grants and a three-year vesting period for service-based grants. The Company uses long-term incentive compensation for executives to reinforce four strategic objectives:

•	to focus on the importance of returns to stockholders;

•	to promote the achievement of long-term performance goals;

•	to encourage executive retention; and

•	to promote higher levels of Company stock ownership by executives for increased alignment with stockholder interests.
Historically, the Company has striven to provide a sizable portion of the named executive officer’s compensation in an equity-based form. This type of compensation, coupled with the Company’s share ownership guidelines, will result in the executives becoming stockholders with considerable personal financial interest in the fiscal health and performance of the Company.
The amount of equity-based awards granted to executives has been determined by subtracting the executive’s annual cash compensation opportunity from the total targeted annual compensation that is competitive with the market based on SEC filings for our peer group and broad based industry studies. The ultimate value of these equity-based awards has been driven in part by the executive’s performance in the past fiscal year and in part by their ability to increase the value of the Company going forward.
Our equity-based compensation in fiscal 2014 for the named executive officers included awards of restricted stock and performance-based restricted stock and is more fully described as follows:

•
Restricted stock (time-based) — A grant of time-based restricted stock is an award of shares of Common Stock that vests over a period of time after the grant date (depending upon the vesting conditions set by the Organization & Compensation Committee), provided that the participant remains employed with the Company for the specified amount of time. Time-based restricted stock awards are designed to attract and retain executives by providing them with some of the benefits associated with stock ownership during the restriction period, while incentivizing them to remain with the Company. During the restricted period, the executives may not sell, transfer, pledge, assign or otherwise convey their restricted stock. However, executives may vote their shares and are entitled to receive dividend payments, if any are made. Executives who voluntarily resign or are terminated for cause prior to the end of the restriction period forfeit their restricted stock unless otherwise determined by the Organization & Compensation Committee.

•
Restricted stock (performance-based) — A grant of performance-based restricted stock is an award of shares of Common Stock that vests over a period of time after the grant date (depending upon the vesting conditions set by the Organization & Compensation Committee) provided that the relevant performance goals are met. Performance-based restricted stock awards are designed to drive financial performance as the awards vest from 50% to 200% of target based on performance, attract and retain executives by providing them with some of the benefits associated with stock ownership during the restriction period, while incentivizing them to remain with the Company. During the restricted performance period, the executives may not sell, transfer, pledge, assign or otherwise convey their restricted stock. However, executives may vote their shares and are entitled to receive dividend payments, if any are made. Executives who voluntarily resign or are terminated for cause prior to the end of the restriction period forfeit their restricted stock unless otherwise determined by the Organization & Compensation Committee.

The 2014 LTIP consists of a performance-based grant and a service-based grant. The grants for the 2014 LTIP were made on April 7, 2014. The performance-based grants vest on or about January 31, 2017, based on meeting performance targets at November 30, 2016 and subject to approval by the Organization & Compensation Committee in early 2017. The service-based grants vest on April 7, 2017.
The performance target for the performance-based grant is Free Cash Flow (“FCF”) and consists of a grant of performance-based restricted stock. The vesting of the performance-based restricted stock depends on the level of FCF target achieved, within a minimum threshold level, and ranges from 50% to 200% of the target award. No performance-based restricted stock will vest if the threshold FCF target is not achieved. Participants in the FCF restricted stock grant included all of the named executive officers.
The service-based grant consists of time-based restricted stock. The participants of the service-based restricted stock also included all of the named executive officers.
In determining the grants of the 2014 LTIP, a 75% weighting was given on performance shares and a 25% weighting was put on service-based shares for the named executive officers. This mix was given to promote the achievement of long-term performance goals to add value to the Company, to focus on returns to stockholders, and to encourage retention and to align with our pay-for-performance philosophy.
Pension Plans, 401(k) Savings Plan and Benefit Restoration Plans
Pension Plans
The Company’s defined benefit pension and benefits restoration plans (“BRP”) are frozen and no longer accruing benefits. Effective February 1, 2009 and July 31, 2009, future benefit accruals for all non-collective bargaining-unit employees, including the named executive officers, and collective bargaining-unit employees respectively, were discontinued. No employees lost their previously earned pension benefits. The named executive officers participate in the same frozen tax-qualified pension plans as other employees with the exception of Messrs. Seymour, Boley, and Cambria who do not participate in a pension plan because their employment commenced after benefit accruals were discontinued. These plans include the Qualified Pension Plan, a tax-qualified defined benefit plan; and the 2009 Pension BRP Plan, a non-qualified defined benefit plan.
The frozen Qualified Pension Plan is a tax-qualified defined benefit plan covering substantially all collective bargaining-unit and non-collective bargaining-unit employees hired before the freeze date. In general, normal retirement age is 65, with certain plan provisions allowing for earlier retirement. Before the freeze date, pension benefits were calculated under formulas based on compensation and length of service for salaried employees and under negotiated non-wage based formulas for bargaining-unit and hourly employees. Participants will receive the highest benefit calculated under any of the formulas for which they were eligible to participate through the freeze date.
Total pension benefits for the named executive officers and certain other highly compensated employees were determined under a combination of the frozen 2009 Pension BRP Plan, which is a non-qualified plan, and the frozen Qualified Pension Plan. As set forth above, the frozen Qualified Pension Plan is a qualified pension plan that provides pension benefits for employees, the amount of which is limited under Section 401(a)(17) or 415 of the Internal Revenue Code of 1986, as amended (the “Code”) (or any successor provisions). The frozen 2009 Pension BRP Plan restored the pension plan benefits which executives and their beneficiaries would otherwise lose as a result of the limitations under Section 401(a)(17) or 415 of the Code (or any successor provisions). Eligibility to participate in the frozen 2009 Pension BRP Plan was designated by the Organization & Compensation Committee. Further details regarding benefits under these plans, including the estimated value of retirement benefits for each named executive officer, are found in the section entitled 2014 Pension Benefits on page 43.
401(k) Savings Plan
The named executive officers are also eligible to participate in the GenCorp Retirement Savings Plan, a 401(k) tax-qualified defined contribution savings plan which is available to all Company employees. The Company matches 100% of the first 3% of employee contributions, and 50% of the next 3% of employee contributions for all participating employees.
2009 401(k) Benefits Restoration Plan
The named executive officers participate in the related non-qualified, unfunded 2009 Benefits Restoration Plan for the GenCorp Inc. 401(k) Plan (the “2009 401(k) BRP Plan”) which enables participants to defer their compensation on a pre-tax basis. The Company matches employee contributions if the participant has reached the 402(g) limit in the 401(k) Savings Plan. Details about the 2009 401(k) BRP Plan are presented in the section entitled 2014 Non-qualified Deferred Compensation on page 44.
Executive Stock Ownership Guidelines
In order to strengthen the alignment between the financial interests of stockholders and the financial interests of executives of the Company, the Organization & Compensation Committee approved revised share ownership guidelines that apply to the Company’s executive officers. Under these guidelines, each executive officer is expected to have equity in the Company equal in aggregate market value to a designated multiple of such officer’s annual salary (CEO — six times base salary; President, Aerojet Rocketdyne — four times base salary; Chief Financial Officer — three times base salary; General Counsel — three times base salary; and Senior Vice Presidents — two times base salary). All other Vice Presidents will continue to be required to hold one times base salary.
In calculating the amount of equity owned by an executive, the Organization & Compensation Committee looks at the value of Company stock owned by the executive which includes vested or unvested restricted stock as well as unvested performance-based restricted shares at the percentage expected to vest, and the value of any vested “in the money” stock options or SARs (i.e. market value of stock in excess of the strike price for the stock option or SAR.) Newly appointed executives are expected to be in compliance with the ownership guidelines within five years of their appointments and are required to retain 50% of the net shares obtained through vesting of shares or obtained through an exercise of stock options until the executive is in compliance with, and will remain in compliance after any sale with the established guidelines.
As of November 30, 2014, not all of the named executive officers held equity in the Company equal in market value to the guideline in place at that time; however, those that do not meet the requirement are in the transition period set forth in these guidelines and are anticipated to meet these guidelines by the end of the transition period. The Organization & Compensation Committee routinely reviews these guidelines, and considers adjustments when appropriate. The following table shows the current status of equity ownership for each current named executive officer as of November 30, 2014.

Name	Value of Equity Ownership*	Date of Election	Years as an Officer
Scott J. Seymour	$11,029,911	01/06/2010	5.0
Kathleen E. Redd	4,215,379	01/21/2009	5.9
Warren M. Boley, Jr.	1,493,331	08/20/2012	2.3
Christopher C. Cambria	926,259	09/12/2011	3.3
John D. Schumacher	193,423	04/29/2013	1.6

*	Value is based on the stock price on November 28, 2014 of $16.70
Severance Agreement, Employment Agreement and Plan Provisions
Scott J. Seymour Employment Agreement
On January 6, 2010, the Company entered into an employment agreement with Mr. Seymour to serve as the Company’s President and CEO. Pursuant to his employment agreement, Mr. Seymour was entitled to an annual base salary (initially in the amount of $550,000 which increased to $725,000 on April 1, 2014), and is currently eligible for an annual incentive pay based on a target opportunity up to 125% of his annual base salary.
On January 6, 2010, Mr. Seymour received 120,000 shares of the Company’s restricted Common Stock and an option to purchase 100,000 shares of the Company’s Common Stock (the “Option”) under the 2009 Incentive Plan. The Option has a per share exercise price equal to the last sales price reported for the Company’s Common Stock on the NYSE on the date of grant. In addition to his initial employment grant, Mr. Seymour is also eligible to participate in future grants pursuant to the 2009 Incentive Plan and other Company performance incentive plans extended to the senior executives of the Company generally, at levels commensurate with his position.
Mr. Seymour’s employment agreement had a five-year term, unless earlier terminated in accordance with its terms. In the event that the Company terminated Mr. Seymour’s employment for Cause or Mr. Seymour resigned other than for Good Reason (as such terms are defined in his employment agreement), the Company’s obligations were generally limited to paying Mr. Seymour his annual base salary through the termination date. If Mr. Seymour’s employment was terminated at his or the Company’s election at any time due to his death or disability, or for reasons other than Cause or Voluntary Resignation (as defined in his employment agreement), Mr. Seymour was entitled to receive the benefits described above and severance payments and benefits equal to the following, subject to certain limitations: (i) one year of his annual base salary paid in installments; (ii) an incentive payment based upon the amount of the previous year’s incentive, prorated based on the number of months of the year that Mr. Seymour worked for the Company prior to the termination paid in a lump sum; (iii) immediate vesting of any shares of the Company’s restricted Common Stock or options that were scheduled to vest within one year of the date of termination of employment; and (iv) incentives earned but unpaid with respect to the fiscal year ending on or preceding the date of termination pursuant to the annual cash incentive program.
Also under this employment agreement, for a termination in connection with a change in control in which Mr. Seymour’s employment was terminated by the Company without cause or by the executive for good reason within two years following a change in control, Mr. Seymour was entitled to receive a severance payment and benefits as follows: (i) a lump sum payment equal to two times the sum of his base salary plus the target incentive amount for the year in which the termination took place; (ii) immediate full vesting of outstanding restricted shares and options; (iii) and payment of any accrued incentive through the date of termination. Mr. Seymour’s employment agreement had a five year term beginning January 6, 2010 and expired on January 5, 2015.
Other
The GenCorp Foundation matches all employee and Director gifts to accredited, non-profit colleges, universities, secondary and elementary public or private schools located in the United States. Gifts made are matched dollar for dollar up to $3,000 per calendar year per donor.

As part of an employment offer, the Company paid a hiring bonus of $75,000 to Mr. Schumacher upon the commencement of his employment on April 29, 2013. The bonus was conditioned upon Mr. Schumacher’s acceptance of the employment offer and employment with the Company for a period of one year. In the event Mr. Schumacher had voluntarily terminated his employment with the Company or was terminated for cause within the one-year period, Mr. Schumacher agreed to reimburse the Company within 30 days of termination. The restriction period on this hiring bonus has lapsed.
Impact of Accounting Guidance for Stock Compensation
The accounting standards applicable to stock compensation is one factor that the Company and the Organization & Compensation Committee consider in the design of its long-term equity incentive programs. Other factors include the link to the performance that each vehicle provides, the degree of upside leverage and downside risk inherent in each vehicle, the impact on dilution and overhang that the vehicles have, and the role that each vehicle has in the attraction, retention, and motivation of our executive and key employee talent. The Company monitors its stock compensation expense to ensure that it is reasonable, but expense will not be the most important factor in making decisions about our long-term incentive plans.
Tax Deductibility under Section 162(m)
Section 162(m) of the Code limits the amount of compensation paid to our CEO and our other three most highly compensated executive officers, other than our CFO, that may be deducted by us for federal income tax purposes in any fiscal year to $1,000,000. “Performance-based” compensation that has been approved by our stockholders and otherwise satisfies the performance-based requirements under Section 162(m) of the Code is not subject to the Code’s $1,000,000 deduction limit. While the Organization & Compensation Committee believes that it is important for compensation paid to our named executive officers to be tax deductible under the Code, the Organization & Compensation Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet the standards of Section 162(m) when necessary to enable the Company to continue to attract, retain, reward and motivate its highly qualified executives. Therefore, we reserve the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible.
Employee Compensation Policies Relating to Risk Management
The Organization & Compensation Committee believes that the Company’s compensation policies and practices are structured to discourage inappropriate risk taking by our executives and that none of the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company believes that its compensation plans effectively balance risk and reward and are generally uniform in design and operation throughout the Company.
Limited Government Reimbursement of Compensation
As a government contractor, the Company is subject to the Federal Acquisition Regulation, which limits the reimbursement of costs by our government customers for senior executive compensation to a benchmark compensation cap established each year. The cap applies to the five most highly compensated executives per segment of the Company. Any amounts over the cap are considered unallowable and, therefore, not billed to the government.

SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation for each of the named executive officers for fiscal years 2014, 2013 and 2012.

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)		Options/SARs Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Scott J. Seymour	2014	$682,597	$—	$1,440,041	(5)	$—	$906,250	$11,700	$3,040,588
President and CEO	2013	626,936	—	1,203,229		—	1,082,194	14,475	2,926,834
	2012	587,885	—	825,002		—	1,117,500	16,334	2,546,721
Kathleen E. Redd	2014	390,294	—	482,731	(5)	—	242,711	11,700	1,127,436
Vice President, CFO and Assistant Secretary	2013	381,028	—	955,699		—	259,259	11,475	1,607,461
	2012	366,819	—	298,450		—	262,081	11,250	938,600
Warren M. Boley, Jr.(6)	2014	386,178	—	487,860	(5)	—	270,784	14,700	1,159,522
President, Aerojet Rocketdyne	2013	357,651	—	469,774		—	302,493	21,004	1,150,922
	2012	127,885	—	469,960		—	99,750	12,075	709,670
Christopher C. Cambria	2014	327,285	—	326,472	(5)	—	168,952	11,700	834,409
Vice President, General Counsel and Secretary	2013	323,117	—	222,004		—	217,548	15,180	777,849
	2012	316,558	—	186,002		—	220,550	51,755	774,865
John D. Schumacher (7)	2014	302,217	—	300,015	(5)	—	172,013	15,738	789,983
Vice President, Business Relations	2013	178,846	75,000	240,017		152,564	104,950	6,750	758,127

(1)	The amount reported in this column reflects the dollar amount of base salary earned in each listed fiscal year.

(2)
The amount reported in this column represents the aggregate grant date fair value of awards granted in each of the three years presented. The grant date fair value of stock awards is computed in accordance with GAAP excluding the effect of estimated forfeitures and is equal to the closing price of our stock on the date of grant times the number of shares awarded and in the case of performance grants, adjusted for the probable outcome of achieving performance metrics. The grant date fair value of stock options and SARs awards was estimated using the Black-Scholes Model. A discussion of the assumptions used in calculating these values may be found in Note 9(d) in the audited financial statements in the Company’s Annual Report on Form 10-K for fiscal 2014. A description of these awards can be found under the section entitled Long-Term Incentives (Equity-Based Compensation) on page 33.

(3)
The amount reported in this column reflects annual cash incentive compensation, which is based on performance in each listed fiscal year. This annual incentive compensation is discussed further under the section entitled Annual Cash Incentive Program on page 30.

(4)	The amounts reported in this column include the following for fiscal 2014:

Name	Company Matching Contribution to 401(k) Plan	Company Matching Contribution to Benefits Restoration Plan- Savings Plan	Matching Gift by the GenCorp Foundation	Perquisites And Other Personal Benefits	Total
Scott J. Seymour	$11,700	$—	$—	$—	$11,700
Kathleen E. Redd	11,700	—	—	—	11,700
Warren M. Boley, Jr.	11,700	—	3,000	—	14,700
Christopher C. Cambria	11,700	—	—	—	11,700
John D. Schumacher	12,738	—	3,000	—	15,738

(5)
The amounts reported for fiscal 2014 Stock Awards consist of a service-based restricted stock grant and a performance-based restricted stock grant that vests based on a cumulative FCF metric for fiscal 2016. The grant date fair value of the service-based and performance-based grants based on the current estimated vesting of 100% and the value of the performance-based grant at the maximum 200% vesting is as follows:

	Grant Date Fair Value at 100% Vesting			Grant Date Fair Value of Performance-Based Grant at 200% Maximum Vesting
Name	Service-Based Grant	Performance-Based Grant	Total
Scott J. Seymour	$360,010	$1,080,031	$1,440,041	$2,160,063
Kathleen E. Redd	120,683	362,048	482,731	724,079
Warren M. Boley Jr.	121,961	365,899	487,860	731,782
Christopher C. Cambria	81,618	244,854	326,472	489,708
John D. Schumacher	75,004	225,011	300,015	450,004

(6)	Mr. Boley started his employment with the Company on July 23, 2012, and assumed full responsibility as President, Aerojet Rocketdyne on August 20, 2012.

(7)	Mr. Schumacher commenced his employment with the Company on April 29, 2013.

2014 GRANTS OF PLAN-BASED AWARDS
The following table provides information for each of the named executive officers for fiscal 2014 annual and long-term incentive award opportunities, including the range of possible payments under non-equity incentive plans.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($) (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options/SARs ($/Sh)	Grant Date Fair Value of Stock and Option/SARs Awards ($)
		Threshold (2)	Target	Maximum	Threshold	Target	Maximum
Scott J. Seymour
Annual Incentive Award		$—	$906,250	$1,699,219
Restricted Stock	04/07/2014							20,846			$360,010
Restricted Stock	04/07/2014				31,269	62,538	125,076				1,080,031	(3)
Kathleen E. Redd
Annual Incentive Award		—	242,711	455,084
Restricted Stock	04/07/2014							6,988			120,683
Restricted Stock	04/07/2014				10,482	20,964	41,927				362,048	(3)
Warren M. Boley, Jr.
Annual Incentive Award		—	287,365	538,810
Restricted Stock	04/07/2014							7,062			121,961
Restricted Stock	04/07/2014				10,594	21,187	42,373				365,899	(3)
Christopher C. Cambria
Annual Incentive Award		—	168,952	316,784
Restricted Stock	04/07/2014							4,726			81,618
Restricted Stock	04/07/2014				7,089	14,178	28,356				244,854	(3)
John D. Schumacher
Annual Incentive Award		—	172,013	322,523
Restricted Stock	04/07/2014							4,343			75,004
Restricted Stock	04/07/2014				6,515	13,029	26,057				225,011	(3)

(1)
Reflects the possible payout amounts of non-equity incentive plan awards that could have been earned in fiscal 2014. See the Summary Compensation Table on page 38 for the amounts actually earned in fiscal 2014 and paid out in the first quarter of fiscal 2015.

(2)	If all financial metrics are not met at the threshold level, the annual incentive award will not be earned.

(3)
Vesting of this performance-based restricted stock grant is based on financial performance for fiscal 2016. The grant date fair value at the maximum of 200% vesting would be $2,160,063 for Mr. Seymour, $724,079 for Ms. Redd, $731,782 for Mr. Boley, $489,708 for Mr. Cambria, and $450,004 for Mr. Schumacher.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR END
The following table provides information for each of the named executive officers regarding outstanding stock options, SARs, and stock awards held by the officers as of November 30, 2014.

Name	Option/SARs Awards						Stock Awards
	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option/SARs (#)	Option/ SARs Exercise Price ($)	Option/ SARs Expiration Year	Service-Based Equity Awards			Equity Incentive Plan Awards
							Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Scott J. Seymour
Restricted Stock							20,846	(2)	$348,128
										125,076	(3)	$2,088,769
							17,033	(4)	284,451
										63,875	(5)	1,066,713
							30,242	(6)	505,041
										113,407	(7)	1,893,897
Stock Options	16,405	—		—	$16.59	2021
	65,621	—		—	6.01	2018
	188,697	—		—	4.91	2017
	100,000	—		—	7.14	2017
Kathleen E. Redd
Restricted Stock							6,988	(2)	116,700
										41,927	(3)	700,181
							6,451	(4)	107,732
										24,191	(5)	403,990
							36,523	(8)	609,934
							10,940	(6)	182,698
										41,026	(7)	685,134
SARs	20,000	—		—	4.25	2018
	1,500	—		—	13.75	2017
	2,560	—		—	13.19	2016
	2,500	—		—	18.71	2015
Stock Options	5,612	—		—	16.59	2021
	1,750	—		—	6.00	2019
	22,449	—		—	6.01	2018
	64,555	—		—	4.91	2017
	35,000	—		—	4.54	2019
Warren M. Boley, Jr.
Restricted Stock							7,062	(2)	117,935
										42,373	(3)	707,629
							6,650	(4)	111,055
										24,939	(5)	416,481
							50,000	(9)	835,000
										10,000	(7)	167,000
Christopher C. Cambria
Restricted Stock							4,726	(2)	78,924
										28,356	(3)	473,545
							3,143	(4)	52,488
										11,785	(5)	196,810
							6,818	(6)	113,861
										25,568	(7)	426,986
SARs	20,000	—		—	4.00	2018
John D. Schumacher
Restricted Stock							4,343	(2)	72,528
										26,057	(3)	435,152
							3,398	(4)	56,747
										12,741	(5)	212,775
SARs	6,667	13,333	(10)	—	13.01	2020

(1)	The market value was calculated by multiplying the number of shares by the closing market price of the Company’s Common Stock of $16.70 on November 28, 2014.

(2)	The vesting date for these service-based restricted stock awards is April 7, 2017.

(3)
The vesting date for these performance-based restricted stock awards is on or about January 31, 2017, subject to approval by the Organization & Compensation Committee. These awards will only vest if performance targets are met through November 30, 2016.

(4)	The vesting date for these service-based restricted stock awards is November 22, 2016.

(5)
The vesting date for these performance-based restricted stock awards is on or about January 31, 2016, subject to approval by the Organization & Compensation Committee. These awards will only vest if performance targets are met through November 30, 2015.

(6)	The vesting date for these service-based restricted stock awards is March 28, 2015.

(7)
The vesting date for these performance-based restricted stock awards was February 2, 2015. Performance targets were met through November 30, 2014 resulting in EVA grants vesting at 125.0% and GenCorp financial targets grants vesting at 100.3%. As a result, Mr. Seymour had 113,407 stock awards vest, Ms. Redd had 41,026 stock awards vest, Mr. Boley had 8,024 stock awards vest and Mr. Cambria had 25,568 stock awards vest.

(8)	The vesting date for this service-based restricted stock award for Ms. Redd is on May 9, 2016.

(9)	The vesting date for this service-based restricted stock award for Mr. Boley is on July 23, 2015.

(10)	Mr. Schumacher’s unvested SARs vest in one-third increments on April 29th of each year becoming fully vested in 2016.
2014 OPTION/SAR EXERCISES AND STOCK VESTED
The following table provides information for each of the named executive officers regarding stock option and SARs exercises and stock award vestings during fiscal 2014.

Name	Option/SARs Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Scott J. Seymour	—	$—	126,369	$2,096,462
Kathleen E. Redd	—	—	43,231	717,202
Warren M. Boley, Jr.	—	—	9,214	152,860
Christopher C. Cambria	—	—	—	—
John D. Schumacher	—	—	—	—

(1)
The value realized on vesting represents the difference between the closing market price of the Company’s Common Stock on the exercise date and the exercise price multiplied by the number of shares underlying each option exercised.

(2)	The amounts reported in this column reflect restricted stock awards that vested during fiscal 2014.

(3)	The value realized on vesting is calculated by multiplying the number of shares vested by the closing market price of the Company’s Common Stock on the vesting date.

2014 PENSION BENEFITS
The Company’s defined benefit pension and BRP are frozen and no longer accruing benefits. Effective February 1, 2009 and July 31, 2009, future benefit accruals for all non-collective bargaining-unit employees, including the named executive officers and collective bargaining-unit employees respectively, were discontinued. No employees lost their previously earned pension benefits.
Qualified Pension Plan
The Qualified Pension Plan is a tax-qualified defined benefit plan covering substantially all collective bargaining-unit and non-collective bargaining-unit employees hired before the freeze date. In general, normal retirement age is 65, with certain plan provisions allowing for earlier retirement. Before the freeze date, pension benefits were calculated under formulas based on compensation and length of service for salaried employees and under negotiated non-wage based formulas for bargaining-unit and hourly employees. Participants will receive the highest benefit calculated under any of the formulas for which they were eligible to participate through the freeze date.
2009 Pension BRP Plan
Total pension benefits for the named executive officers and certain other highly compensated employees were determined under a combination of the 2009 Pension BRP Plan, which is a non-qualified plan, and the Qualified Pension Plan. As set forth above, the Qualified Pension Plan is a qualified pension plan that provides pension benefits for employees, the amount of which is limited under Section 401(a)(17) or 415 of the Code (or any successor provisions). The 2009 Pension BRP Plan restored the pension plan benefits which executives and their beneficiaries would otherwise lose as a result of the limitations under Section 401(a)(17) or 415 of the Code (or any successor provisions). Eligibility to participate in the 2009 Pension BRP Plan was designated by the Organization & Compensation Committee.
The following table provides information regarding the actuarial present values of accumulated benefits under the Qualified Pension Plan and the 2009 Pension BRP Plan of the named executive officers who were eligible for pension benefits prior to the freeze date of the plans as of November 30, 2014. Messrs. Seymour, Boley, and Cambria are not participants in either of the pension plans as their employment with the Company commenced after the freeze date.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Fiscal 2014 ($)
Kathleen E. Redd	Qualified Pension Plan	6.50	$310,698	$ —
	2009 Pension BRP Plan	6.50	82,853	—
John D. Schumacher(3)	Qualified Pension Plan	2.58	148,069	—
	2009 Pension BRP Plan	2.58	9,042	—

(1)
Credited service under the Qualified Pension Plan and the 2009 Pension BRP Plan is determined for all participants in accordance with such plans and is through February 1, 2009, the freeze date for these plans in which the Company discontinued future benefit accruals for all non-collective bargaining-unit employees, including the named executive officers. This number is being presented unrounded.

(2)
The amounts reported in this column were calculated based on the accrued benefit as of February 1, 2009, the date benefit accruals were frozen for non-collective bargaining-unit employees. Present values were calculated assuming no pre-retirement mortality or termination. The values under the Qualified Pension Plan and the 2009 Pension BRP Plan are the actuarial present values as of November 30, 2014 of the benefits earned as of the freeze date and payable at the earliest age eligible for unreduced benefits for the Qualified Pension Plan (the earlier of age 65, or age 62 with 10 years of service) and the current benefit election date on record for the 2009 Pension BRP Plan. The increase in the present values this year compared to last year is primarily the result of updated mortality estimates, and a decrease in the discount rate due to lower market interest rates used to determine the Company’s pension obligation.

The discount rate assumption is 3.96% for the Qualified Pension Plan and 4.01% for the 2009 Pension BRP Plan. The mortality assumption of the two pension plans is RP 2014 no collar projected back to 2011 with Scale MP-2014 then forward generationally using a customized Scale MP-2014. The assumptions reflected in this footnote are the same as the ones used for the Qualified Pension Plan and the 2009 Pension BRP Plan for financial reporting purposes with the exception of assumed retirement age and the absence of pre-retirement mortality and termination assumptions.

(3)
Mr. Schumacher’s pension benefits were earned from his previous employment with the Company beginning June 12, 2006 through the pension freeze date for non-collective bargaining-unit employees of February 1, 2009. He has not accrued any additional benefit for his current employment with the Company that began on April 29, 2013.

2014 NON-QUALIFIED DEFERRED COMPENSATION
Benefits Restoration Plan — 2009 401(k) BRP Plan
The 2009 401(k) BRP Plan is a non-qualified, unfunded plan designed to enable participants to defer their compensation on a pre-tax basis. Under the 2009 401(k) BRP Plan, a select group of employees approved by the Organization & Compensation Committee, elect to defer compensation earned in the current year such as salary and certain other incentive compensation that would otherwise be paid in the current year. Effective January 1, 2009, obligations with respect to benefits that were earned or vested under the Prior Pension BRP after December 31, 2004, and were related to the restoration of 401(k) benefits which such employees and their beneficiaries would otherwise have lost as a result of Code limitations upon accrual and/or payment of benefits from the GenCorp Retirement Savings Plan, along with all associated earnings, were transferred to, and will be maintained under and paid from the 2009 401(k) BRP Plan. Accordingly, only benefits that are exempt from Section 409A of the Code will be maintained under and paid from the Prior Pension BRP, in accordance with the terms of the Prior Pension BRP.
The Company matches contributions in an amount equal to 100% of the participant’s contribution up to the first 3% of the participant’s eligible compensation and 50% up to the next 3% of the participant’s eligible compensation if the participant has reached the 402(g) limit in the 401(k) Savings Plan. The maximum company match is 4.5%. Participants indicate how they wish their deferred compensation and the company matching contributions to be notionally invested among the same investment options available through the GenCorp Retirement Savings Plan. Non-qualified benefits may be paid out of either the grantor trust (pre-funded) or the Company’s general assets.
The following table provides information for each of the named executive officers regarding aggregate officer and Company contributions and aggregate earnings for fiscal 2014 and fiscal year-end account balances under the 2009 401(k) BRP Plan.

Name	Executive Contributions in fiscal 2014 ($)(1)	Company Contributions in fiscal 2014 ($)(2)	Aggregate Earnings in fiscal 2014 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at November 30, 2014 ($)
Scott J. Seymour	$—	$—	$5,938	$—	$524,745
Kathleen E. Redd	—	—	7,068	—	62,660
Warren M. Boley, Jr.	—	—	—	—	—
Christopher C. Cambria	—	—	—	—	—
John D. Schumacher	—	—	—	—	—

(1)
The amounts reported in this column reflect compensation earned in fiscal 2014 and deferred under the 2009 401(k) BRP Plan. These amounts are also included in the “Salary” column in the Summary Compensation Table on page 38.

(2)
The amounts reported in this column reflect company matches under the 2009 401(k) BRP Plan earned in fiscal 2014. These amounts are also included in the “All Other Compensation” column in the Summary Compensation Table on page 38.

(3)	The amounts reported in this column reflect interest credited on account holdings and the change in value of other investment holdings.

Employment Agreement and Indemnity Agreements
On January 6, 2010, the Company entered into an employment agreement with Mr. Seymour to serve as the Company’s President and CEO, which is described under the section entitled Severance Agreement, Employment Agreement and Plan Provisions — Scott J. Seymour Employment Agreement on page 36.
The Company has entered into indemnification agreements with each of its Directors and the named executive officers pursuant to which the Company is required to defend and indemnify such individuals if or when they are party or threatened to be made a party to any action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such individual is or was a Director and/or named executive officer of the Company or any of its subsidiaries.
Potential Payments upon Termination of Employment or Change in Control
Termination Benefits for Scott J. Seymour
According to the employment agreement entered into between the Company and Mr. Seymour as discussed in the section above, in the event that the Company terminated Mr. Seymour’s employment for Cause or Mr. Seymour resigned other than for Good Reason (as such terms are defined in his employment agreement), the Company’s obligations were generally limited to paying Mr. Seymour his annual base salary through the termination date. If Mr. Seymour’s employment was terminated at his or the Company’s election at any time due to his death or disability, or for reasons other than Cause or Voluntary Resignation (as defined in his employment agreement), Mr. Seymour was entitled to receive severance payments and benefits equal to the following, subject to certain limitations: (i) one year of his annual base salary paid in installments; (ii) an incentive payment based upon the amount of the previous year’s incentive, prorated based on the number of months of the year that Mr. Seymour worked for the Company prior to the termination paid in a lump sum; (iii) immediate vesting of any shares of the Company’s restricted Common Stock and options that were scheduled to vest within one year of the date of termination of employment; and (iv) incentives earned but unpaid with respect to the fiscal year ending on or preceding the date of termination pursuant to the Company’s Annual Incentive Plan.
Also under this employment agreement for a termination in connection with a change in control in which Mr. Seymour’s employment was terminated by the Company without cause or by the executive for good reason within two years following a change in control, Mr. Seymour was entitled to receive a severance payment and benefits as follows: (i) a lump sum payment equal to two times the sum of his base salary plus the target incentive amount for the year in which the termination took place; (ii) immediate full vesting of outstanding restricted shares and options; (iii) and payment of any accrued incentive through the date of termination.
Mr. Seymour’s employment agreement had a five-year term beginning January 6, 2010 and expired on January 5, 2015.
Termination Benefits for Other Named Executive Officers
The Company does not have a severance plan in place for the named executive officers with the exception of Mr. Seymour whose agreement expired in January 2015 as discussed above. The Company has a policy for a reduction in force, pursuant to which Ms. Redd and Messrs. Boley, Cambria, and Schumacher, as well as all other employees of the Company are eligible to participate. Beginning January 6, 2015, Mr. Seymour is also eligible for benefits under this reduction in force policy. The policy provides for employees to continue participating in health, welfare, and retirement benefit plans for a period of 60 days per the terms of the applicable plans and subject to all conditions thereof. Upon execution of a release, the named executive officer is eligible to receive separation pay of five weeks’ pay plus one additional week’s pay for each full or partial year of service, with the maximum amount of separation pay being 30 weeks’ pay. In addition, with an executed release, the named executive officer is eligible to continue participation in certain health and welfare benefits for a total period of 180 days from the date of reduction in force. Overlapping benefits under both the standard and enhanced benefits provisions will be inclusive in this six month period.

Treatment of Equity Awards
Equity awards made to employees, including the named executive officers, generally provide for the immediate accelerated vesting of the award, including stock options, performance-based stock options, SARs, time-based restricted stock and performance-based restricted stock (regardless of whether or not the performance target is ultimately met) upon a change in control of the Company regardless of whether a termination occurs.
Estimated Cost of Termination Benefits
The amounts of estimated incremental compensation and benefits payable to the named executive officers assuming a qualifying termination of employment as of November 30, 2014, are shown in the following table.

Name	Cash Severance
Scott J. Seymour Termination without Cause	$2,713,444
Scott J. Seymour Termination with Change in Control	4,168,750
Kathleen E. Redd	—
Warren M. Boley, Jr.	—
Christopher C. Cambria	—
John D. Schumacher	—
Security Ownership of Certain Beneficial Owners
The Company believes that the following table is an accurate representation of beneficial owners of more than 5% of the 62,611,712 shares of the Common Stock outstanding as of February 2, 2015. The table is based on reports of Schedule 13D and Schedule 13G filed with the SEC on or prior to February 8, 2015.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	9,526,231	(1)	15.2%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	5,980,963	(2)	9.6%
NewSouth Capital Management, Inc. 999 S. Shady Grove Road Suite 501 Memphis, TN 38120	4,517,662	(3)	7.2%
Steel Partners Holdings L.P. 590 Madison Avenue 32nd Floor New York, NY 10022	4,180,997	(4)	6.7%
Highbridge International LLC c/o Highbridge Capital Management, LLC 40 West 57th Street, 33rd Floor New York, NY 10019	3,210,354	(5)	5.1%
Ionic Capital Management LLC 366 Madison Avenue 9th Floor New York, NY 10017	3,135,790	(6)	5.0%

(1)
Includes shares beneficially owned by Mario J. Gabelli and various affiliated entities, including Gabelli Funds, LLC, GAMCO Asset Management Inc., Teton Advisors, Inc., Gabelli Securities, Inc., GGCP, Inc., and GAMCO Investors, Inc. Gabelli Funds, LLC reported sole voting power and sole dispositive power with respect to 2,980,744 shares. GAMCO Asset Management Inc. reported sole voting power with respect to 5,228,187 shares and sole dispositive power with respect to 5,281,187 shares. Teton Advisors, Inc. reported sole voting power and sole dispositive power with respect to 1,208,800 shares. Gabelli Securities, Inc. reported sole voting power and sole dispositive power with respect to 35,500 shares. GGCP, Inc. reported sole voting power and sole dispositive power with respect to 20,000 shares. GAMCO Investors, Inc. reported sole voting power and sole dispositive power with respect to 0 shares. Includes 472,140 shares with respect to which the reporting persons have the right to acquire beneficial ownership upon conversion of the Company’s 4 1/16% and 2 1/4% convertible subordinated debentures. All of the foregoing information is according to Amendment No. 50 to a Schedule 13D dated February 19, 2013 and filed with the SEC on February 19, 2013.

(2)
BlackRock, Inc. reported sole voting power and sole dispositive power with respect to the 5980963 shares. The foregoing information is according to Amendment No. 5 to a Schedule 13G dated January 9, 2015 and filed with the SEC on January 9, 2015.

(3)
NewSouth Capital Management, Inc. reported sole voting power with respect to 3,985,627 shares and sole dispositive power with respect to the 4,517,662 shares. The foregoing information is according to a Schedule 13Gdated February 6, 2014 and filed with the SEC on February 7, 2014.

(4)
Consists of shares owned directly by SPH Group Holdings LLC (“SPHG Holdings”). Steel Partners Holdings L.P. (“Steel Holdings”) owns 99% of the membership interests of SPH Group LLC (“SPHG”). SPHG is the sole member of SPHG Holdings. Steel Partners Holdings GP Inc. (“Steel Partners GP”) is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. By virtue of these relationships, each of Steel Holdings, SPHG and Steel Holdings GP may be deemed to beneficially own the shares owned directly by SPHG Holdings. Each of the foregoing may be deemed to have shared voting and dispositive power with respect to such shares. All of the foregoing information is according to Amendment No. 22 to a Schedule 13D dated October 28, 2013 and filed with the SEC on October 28, 2013.

(5)
Includes 3,210,354 shares with respect to which the reporting persons have the right to acquire beneficial ownership upon conversion of the Company’s 4 1/16% convertible subordinated debentures. Highbridge International LLC, Highbridge Capital Management, LLC and Glenn Dubin reported shared voting power and shared dispositive power with respect to 3,210,354 shares issuable upon conversion of the Company’s 4 1/16% convertible subordinated debentures. All of the foregoing information is according to a Schedule 13G dated April 2, 2013 and filed with the SEC on April 10, 2013.

(6)
Ionic Capital Management LLC reported shared voting power and shared dispositive power with respect to the 3,135,790 shares. The foregoing information is according to a Schedule 13G dated February 10, 2014 and filed with the SEC on February 10, 2014.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s Directors and certain officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. The SEC also requires such persons to furnish the Company with copies of the Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms that the Company has received, the Company believes that all of its Directors, executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2014.

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO THE GENCORP INC. AMENDED AND RESTATED 2009 EQUITY AND PERFORMANCE INCENTIVE PLAN

On March 25, 2009, the Company’s stockholders approved the adoption of the GenCorp Inc. 2009 Equity and Performance Incentive Plan, on March 24, 2010, the Company’s stockholders approved the adoption of the GenCorp Inc. Amended and Restated 2009 Equity and Performance Incentive Plan, and on March 28, 2012, the Company’s stockholders approved an amendment to the GenCorp Inc. Amended and Restated 2009 Equity and Performance Incentive Plan (referred to in this section of the Proxy Statement, as amended, as the “Plan”). The Plan allows for the issuance of up to 5,000,000 shares of GenCorp Common Stock for award grants. The Plan provides equity-based compensation through the grant of cash-based awards, non-qualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. On January 26, 2011, the Board, upon the recommendation and approval of the Organization & Compensation Committee (referred to in this section of the Proxy Statement as the “Compensation Committee”) approved certain amendments, effective January 26, 2011, to the Plan. The January 2011 amendment did not require prior stockholder approval. On February 17, 2011, the Company’s stockholders approved an amendment to the Plan to eliminate the limitation on the number of shares of GenCorp Common Stock available to be issued as Full Value Awards.
The Company’s stockholders are now being asked to approve an amendment to the Plan to, among other things, (i) increase the number of shares of GenCorp Common Stock that the Company may issue under the Plan by 2,450,000, (ii) increase the maximum number of shares that may be issued to each non-employee director from 200,000 shares to 300,000 shares, (iii) increase the percentage of shares that may be issued under the Plan that are exempt from the vesting restrictions under the Plan from 5% to 10%, (iv) with respect to restricted stock and restricted stock units, require the satisfaction of the withholding requirement by having the Company withhold shares, and (v) approve the performance standards. Under the Plan, as amended and restated by this proposal, the total shares available for award grants, all of which can be incentive stock options, will equal 7,450,000. Section 162(m) of the Internal Revenue Code (the “Code”) limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the three other most highly compensated executive officers serving on the last day of the fiscal year, excluding the Chief Financial Officer. “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible; however, there can be no guarantee that awards granted under the Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, approval of the Plan will be deemed to include approval of the material terms of the performance goals under the Plan, as described below. Stockholder approval of the material terms of the performance targets, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m). Stockholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) is not subject to a time limit under Section 162(m).
The Company believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable the Company to attract, motivate, and retain key employees and Directors and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company. For this purpose, subject to the approval of stockholders, the Board adopted the amendment to the Plan on January 27, 2015. If stockholders do not approve the amendment to the Plan, the Plan will remain in place in accordance with its terms prior to such amendment. In addition, on January 27, 2015, the Board also approved a number of other changes to the Plan to take effect following the Annual Meeting. The additional changes relate primarily to two issues: (i) the first area of changes relate to Code Section 409A because many of the awards under the Plan could be regarded as a form of deferred compensation, and Code Section 409A provides strict rules regarding the timing of the receipt of deferred compensation and imposes substantial penalties on the award recipient if Code Section 409A is not satisfied; and (ii) the second area of changes relate to a clawback provision of awards granted to executive officers in certain circumstances as proscribed in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or Dodd-Frank Act, if subsequent to the date of grant the Company is required to restate prior period financial statements and any incentive-based compensation was paid out based on such erroneous financial information.

A copy of the revised Plan is attached to this Proxy Statement as Exhibit A, and a summary of the Plan, as amended and restated, is set forth below. The summary is qualified in its entirety by reference to the Plan.
Other than the proposed amendments to the Plan to increase the number of shares of GenCorp Common Stock that the Company may issue under the Plan, increase the maximum number of shares that may be issued to each non-employee Director, increase the percentage of shares that may be issued under the Plan that are exempt from the vesting restrictions under the Plan, and revise the performance standards, there have been no other material changes to the Plan which would require prior stockholder approval.
The Company intends to register the 2,450,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as is practicable after receiving stockholder approval.
Summary of the Amended Plan
Purpose of the Plan. The Plan is intended as an incentive to attract, motivate, and retain employees and Directors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for stockholders.
Administration of the Plan. The Plan is to be administered by the Compensation Committee consisting of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 and, “outside directors” within the meaning of Section 162(m) of the Code. In the event that for any reason the Compensation Committee is unable to act or if the Compensation Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more “non-employee directors,” or if there is no such committee, then the Plan will be administered by the Board, except to the extent such Board action would have adverse consequences under Section 16(b) of the Securities Exchange Act or Code Section 162(m).
Subject to the other provisions of the Plan, the Compensation Committee will have the authority, in its discretion: (i) to grant cash-based awards, non-qualified stock options, incentive stock options, SARs, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards, all of which are referred to collectively as “Awards”; (ii) to determine the terms and conditions of each Award granted (which need not be identical); (iii) to interpret the Plan and all Awards granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the Plan.
Eligibility. The persons eligible for participation in the Plan as recipients of Awards include employees and non -employee Directors to the Company or any subsidiary or affiliate of the Company. Approximately 4,300 employees and 7 non-employee Directors are currently eligible to participate in the Plan. Amongst those eligible to participate, approximately 100 employees and 7 non-employee Directors received awards under the Plan in fiscal 2014. In selecting participants, and determining the number of shares of Common Stock covered by each Award, the Compensation Committee may consider any factors that it deems relevant.
Shares Subject to the Plan. Subject to the conditions outlined below, the total number of shares of Common Stock which may be issued pursuant to Awards granted under the Plan may not exceed 7,450,000 shares of Common Stock. The maximum number of shares of Common Stock that may be issued to each non-employee director may not exceed 300,000 shares of Common Stock. The Plan provides for annual limits on the size of Awards for any particular participant.
In the event of certain corporate events or transactions (including, but not limited to, the sale of all, or substantially all, of the assets of the Company or a change in the shares of the Company or the capitalization of the Company), the Compensation Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the Plan, shall substitute or adjust, as applicable, and subject to certain Code limitations, the number and kind of shares of Common Stock that may be issued under the Plan or under particular forms of Awards, the number and kind of shares of Common Stock subject to outstanding Awards, the option price or grant price applicable to outstanding Awards, the annual Award limits, and other value determinations applicable to outstanding Awards.

Options. An option granted under the Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option. Upon the grant of an option to purchase shares of Common Stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of Common Stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the Plan. The purchase price of each share of Common Stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted, provided, however, that an option granted outside the United States to a person who is a non-U.S. taxpayer may be granted with an option price less than the fair market value of the underlying shares on the date of grant if necessary to utilize a locally available tax advantage. No option shall be exercisable later than the seventh anniversary date of its grant, provided, that for options granted to participants outside the United States who are non-U.S. taxpayers, the Compensation Committee has the authority to grant options that have a term greater than seven years.
SARs. SARs, which may be issued in tandem with options or be freestanding, will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. The term of SARs granted under the Plan shall be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no stock appreciation right shall be exercisable later than the seventh anniversary date of its grant, provided, however, that for SARs granted to participants who are non-U.S. taxpayers, the Compensation Committee has the authority to grant SARs that have a term greater than seven years.
Restricted Stock and Restricted Stock Units. Shares of restricted stock and/or restricted stock units may be granted under the Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Compensation Committee deems desirable. Except with respect to a maximum of 10% of the shares authorized under the Plan or as otherwise provided in the Plan, any Awards of restricted stock and/or restricted stock units which vest on the basis of the participant’s continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three year period and any Awards of restricted stock and/or restricted stock units which vest upon the attainment of performance goals shall provide for a performance period of at least 12 months.
Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee shall determine. Each performance unit shall have an initial value that is established by the Compensation Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant.
Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Each cash-based award shall specify a payment amount or payment range as determined by the Compensation Committee. Each other stock-based award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Compensation Committee.
Restrictions on Transferability. The Awards granted under the Plan are not transferable and may be exercised solely by a participant or his authorized representative during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or his designation of beneficiary or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the Plan will be void and ineffective and will give no right to the purported transferee.
Change in Control. The Compensation Committee may provide for the acceleration of the vesting and exercisability of outstanding options, vesting of restricted stock and restricted stock units and earlier exercise of Freestanding SARs, in the event of a Change in Control of the Company.
Termination of the Plan. Unless sooner terminated as provided therein, the Plan shall terminate ten years from March 25, 2009, the date the Plan was approved by stockholders. The termination of the Plan shall not adversely affect any Awards granted prior to Plan termination.
Amendments to the Plan. The Compensation Committee may at any time alter, amend, modify, suspend, or terminate the Plan and any evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders, options issued under the Plan to any individual will not be repriced, replaced, or regranted through cancellation, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; and except where required by tax law, without the prior written consent of the participant, no modification shall adversely affect an Award under the Plan. The Compensation Committee cannot issue any Awards while the Plan is suspended.
Federal Income Tax Consequences
Incentive Options. Options that are granted under the Plan and that are intended to qualify as incentive stock options must comply with the requirements of Section 422 of the Code. An option holder is not taxed upon the grant or exercise of an incentive stock option; however, the difference between the fair market value of the shares of Common Stock on the exercise date and the exercise price will be an item of adjustment for purposes of the alternative minimum tax. If an option holder holds shares of Common Stock acquired upon the exercise of an incentive stock option for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares of Common Stock acquired pursuant to exercise of an incentive stock option before satisfying the one-and-two year holding periods described above, the option holder, who under the Plan must notify the Company of the disposition, may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the incentive stock option.
The Company is not entitled to an income tax deduction on the grant or the exercise of an incentive stock option or on the option holder’s disposition of the shares of Common Stock after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.
Non-qualified Options. In the case of a non-qualified stock option, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of the exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares of Common Stock is long-term capital gain if the shares are held for at least one year following the exercise. The Company does not receive an income tax deduction for this gain.
SARs. No taxable income will be recognized by an option holder upon receipt of a stock appreciation right and the Company will not be entitled to a tax deduction upon the grant of such right.

Upon the exercise of a stock appreciation right, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the stock appreciation right and the Company will generally be entitled to a corresponding tax deduction.
Other Awards. A recipient of restricted stock, restricted stock units, performance shares and performance units will not have taxable income upon grant, but will have ordinary income at the time of vesting. The amount of income will equal the fair market value on the vesting date of the shares and/or cash received minus the amount, if any, paid by the recipient. A recipient of restricted stock may instead, however, elect to be taxed on the fair market value at the time of grant. The Company will generally be entitled to an income tax deduction for the taxable year for which the recipient includes the amount in income.
The Plan is generally intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those grants for which such qualification is available and for which such exception is intended. However, in the event that the Compensation Committee deems it advisable to make an award to an employee subject to Code Section 162(m) without having the Award satisfy the requirements of Section 162(m) it may do so. The Plan is designed so that all awards are either exempt from Section 409A of the Code or will satisfy Section 409A of the Code.
Aggregate Past Grants Under the Plan
As of February 2, 2015, Awards covering 4,761,101 shares of GenCorp Common Stock had been granted under the Plan. This number of shares includes shares subject to Awards that expired or terminated without having been exercised or paid and became available for new award grants under the Plan. The following table shows information regarding the distribution of those Awards among the persons and groups identified below, option exercises and restricted stock and restricted stock vesting prior to that date, and any option, unvested restricted stock and restricted stock holdings as of that date.

Name and Principal Position	Number of Shares Underlying Stock Options	Number of Shares Underlying SARs(1)	Number of Shares Underlying Full Value Awards
Scott J. Seymour President and CEO	421,490	—	616,848
Kathleen E. Redd Vice President, CFO and Assistant Secretary	111,734	—	213,202
Warren M. Boley, Jr. President, Aerojet Rocketdyne	—	—	151,024
Christopher C. Cambria Vice President, General Counsel and Secretary	—	20,000	80,396
John D. Schumacher Vice President, Business Relations	—	20,000	60,373
Total for all current Executive Officers (including the Named Executive Officers identified above)	533,224	40,000	1,121,843
Non-Executive Director Group	43,546	546,522	761,090
All employees, including all current officers who are not executive officers, as a group	65,884	87,500	1,561,492

(1)	These SARs awards are settled in cash.
New Plan Benefits
Awards under the Plan will be granted at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of the Company’s Common Stock on future dates, and actual Company performance against performance goals established with respect to performance awards, among other things. Consequently, it is not possible to determine the exact benefits or number of shares subject to Awards that may be granted in the future to persons eligible for participation in the Plan.

As of February 2, 2015, the fair market value of a share of the Company’s Common Stock was $17.40.
Vote Required and Board Recommendation
The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote is necessary to approve this proposal. Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against this proposal.
The Board unanimously recommends a vote FOR the amendment to the GenCorp Inc. Amended and Restated 2009 Equity and Performance Incentive Plan.

PROPOSAL 3
ADVISORY VOTE ON GENCORP’S EXECUTIVE COMPENSATION PROGRAM

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, the Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.
As described in the Compensation Discussion and Analysis, the Company’s executive compensation program is designed to support our business goals and promote both short-term and long-term growth and directly link pay to performance. The compensation program for executive officers has historically consisted of the following principal elements: short-term compensation, including base salaries and annual cash incentive awards; long-term compensation equity incentive awards, including restricted stock, stock options and cash-settled SARs; and in-service and post-retirement/employment benefits.
We are asking stockholders to indicate their support for the compensation of the executive officers named in the “Summary Compensation Table” included in this Proxy Statement (referred to as the “named executive officers”). This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the named executive officers’ compensation. Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2014 Summary Compensation Table and the other related tables and disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Organization & Compensation Committee or our Board of Directors. The Board of Directors and the Organization & Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Organization & Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote is necessary to approve this proposal. Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against this proposal. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.
The Board unanimously recommends a vote FOR the advisory approval of GenCorp’s executive compensation.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed PwC, an independent registered public accounting firm, to serve as the Company’s independent auditors for fiscal 2015. The Audit Committee is submitting Proposal 4 to stockholders for ratification as a corporate governance practice. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent auditors, whether or not the Company’s stockholders ratify the appointment.
Representatives of PwC are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.
The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote is necessary to approve this proposal. Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 4. Abstentions will have the same effect as a vote against this proposal. The persons named in the accompanying form of proxy intend to vote such proxies to ratify the appointment of PwC unless a contrary choice is indicated.
The Board unanimously recommends a vote FOR the ratification of the appointment of PwC as the Company’s independent auditors for fiscal 2015.
Audit Fees
Audit fees billed for professional services rendered by them for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s quarterly reports on Form 10-Q, or services that are normally provided in connection with statutory audits were:

	Fiscal Year Ended
	2014	2013
	In Thousands
Audit fees	$6,359	$5,600
Audit-Related Fees
Audit related fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and are not reported under “Audit Fees” above were:

	Fiscal Year Ended
	2014	2013
	In Thousands
Audit-related fees	$100	$25
Audit related fees consisted of Department of Energy audit performed on certain contracts.
Tax Fees
Tax fees billed for professional services rendered by them for tax compliance, tax advice and tax planning were:

	Fiscal Year Ended
	2014	2013
	In Thousands
Tax fees	$36	$43

All Other Fees
All other fees billed for products and services provided by them, other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” were:

	Fiscal Year Ended
	2014	2013
	In Thousands
All other fees	$4	$303
All other fees for fiscal 2013 related mainly to the Oracle implementation.
Audit fees relating to audits of the Company’s Pension Plan and Retirement Savings Plan (the “Plans”) are not included in the above amounts as they are paid out of the assets of the Plans.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.
Prior to engagement of the independent auditors for the next year’s audit, management will submit an aggregate of services expected to be rendered during the year for Audit, Audit-Related, Tax and Other Fees for approval. Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year by category of service. During the fiscal year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.
Other Business
As of the time this Proxy Statement was printed, the Company was unaware of any proposals to be presented for consideration at the Annual Meeting other than those set forth herein, but, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.
Submission of Stockholder Proposals
Stockholders who intend to have their proposals considered for inclusion in the Company’s proxy materials related to the 2016 annual meeting of stockholders must submit their proposals to the Company no later than December 20, 2015 nor earlier than November 20, 2015. Stockholders who intend to present a proposal at the 2016 annual meeting of stockholders without inclusion of that proposal in the Company’s proxy materials are required to provide notice of their proposal to the Company no later than the close of business on January 1, 2016, nor earlier than the close of business on December 2, 2015. The Company’s Proxy Statement for the 2016 annual meeting of stockholders will grant authority to the persons named in the proxy card to exercise their voting discretion with respect to any proposal of which the Company does not receive notice by January 1, 2016. All proposals for inclusion in the Company’s proxy materials and notices of proposals should be sent to Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, GenCorp Inc., 2001 Aerojet Road, Rancho Cordova, CA 95742.

It is important that proxies be voted promptly; therefore, stockholders who do not expect to attend in person are urged to vote by either (a) using the toll-free telephone number shown on your proxy card, (b) casting your vote electronically at the website listed on your proxy card, or (c) if you have requested a full set of proxy materials to be sent to you, completing, signing, dating and promptly returning the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Kathleen E. Redd
KATHLEEN E. REDD
Vice President,
Chief Financial Officer and Assistant Secretary
February 19, 2015

EXHIBIT A
GenCorp Inc.
Amended and Restated 2009 Equity and Performance Incentive Plan
ARTICLE 1.

Establishment, Purpose, and Duration

1.1Establishment. GenCorp Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the 2009 Equity and Performance Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.
The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.
The Plan shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
1.2Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening the Company’s ability to attract, motivate, and retain Employees and Directors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for stockholders.
1.3Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.
ARTICLE 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations of the Exchange Act.
2.2“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.
2.3“Award” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, in each case subject to the terms of this Plan. Awards shall also include, if approved by the Committee, any Nonqualified Stock Options, Incentive Stock Options, or Performance Shares that could not be fully awarded under the 1999 GenCorp Inc. Equity and Performance Incentive Plan because of any numerical limit on Awards set forth thereunder. In the event of any inconsistency between the Plan and any Award, the terms of the Plan shall govern. In the event of any inconsistency between an employment agreement and an Award the terms of the employment agreement shall govern.

2.4“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.
2.5“Board” or “Board of Directors” means the Board of Directors of the Company.
2.6“Cash-Based Award” means an Award granted to a Participant as described in Article 10.
2.7“Change in Control” means a Change in Control as defined in Article 15.
2.8“Code” means the Internal Revenue Code of 1986, as amended from time to time.
2.9“Committee” means the Organization and Compensation Committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. The Committee shall consist of two or more directors who are Nonemployee Directors and “Outside Directors” (as such term is defined in Section 162(m) of the Code).
2.10“Company” means GenCorp Inc., a Delaware corporation, and any successor thereto as provided in Article 18 herein.
2.11“Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.
2.12“Covered Employee” means a Participant who is a “covered employee,” as defined in Section 162(m) of the Code and the regulations promulgated under Section 162(m) of the Code, or any successor statute. Because the Committee cannot determine with certainty with respect to a Fiscal Year whether a participant will be a Covered Employee, the term “Covered Employee” as used herein shall mean a person designated by the Committee as likely to be a Covered Employee with respect to such Fiscal Year.
2.13“Director” means a member of the Board of Directors of the Company and/or any of its Affiliates and/or Subsidiaries.
2.14“Director Pay Date” means January 15, April 15, July 15 and October 15 (or the next succeeding day the principal national securities exchange in the United States on which the Shares are then traded (“NYSE”) is open if any Director Pay Date is a day the NYSE is closed).
2.15“Effective Date” has the meaning set forth in Section 1.1.
2.16“Employee” means any employee of the Company, its Affiliates and/or Subsidiaries. For purposes of Incentive Stock Options, the individual must be an employee under Code Section 3401 and the Regulations thereunder.
2.17“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.18“Extraordinary Items” means (i) extraordinary, unusual and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.
2.19“Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

2.20“Fair Market Value” or “FMV” means the last sales price reported for the Shares on the applicable date as reported on the principal national securities exchange in the United States on which it is then traded or The NASDAQ Stock Market (if the Shares are so listed), or, if such date is not a trading day, the last prior day on which the Shares were so traded; or if not so listed, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. If, however, the required accounting standards used to account for equity Awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan such that fair value accounting for such Awards becomes required, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances, but in a manner consistent with the Section 409A Rules.
2.21“Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Shares.
2.22“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.
2.23“Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.
2.24“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.
2.25“Insider” shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.
2.26“Net Income” means the consolidated net income before taxes for the Plan Year, as reported in the Company’s annual report to stockholders or as otherwise reported to stockholders.
2.27“Nonemployee Director” has the same meaning set forth in Rule 16b-3 promulgated under the Exchange Act, or any successor definition adopted by the United States Securities and Exchange Commission.
2.28“Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.
2.29“Operating Cash Flow” means cash flow from operating activities as defined in Statement of Financial Accounting Standards Number 95, Statement of Cash Flows.
2.30“Option” means the right to purchase Shares granted to a Participant in accordance with Article 6. Options granted under this Plan may be Nonqualified Stock Options, Incentive Stock Option or a combination thereof.
2.31“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.32“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.
2.33“Participant” means any eligible person as set forth in Article 5 to whom an Award is granted.
2.34“Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.35“Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.
2.36“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.37“Performance Share” means an Award granted to a Participant, as described in Article 9.
2.38“Performance Unit” means an Award granted to a Participant, as described in Article 9.
2.39“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.
2.40“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
2.41“Plan” means the GenCorp Inc. 2009 Equity and Performance Incentive Plan.
2.42“Plan Year” means the Company’s fiscal year that begins December 1 and ends November 30.
2.43“Restricted Stock” means Shares granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.
2.44“Restricted Stock Unit” means a unit granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.
2.45“Section 409A Rules” means the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder.
2.46“Share” means a share of common stock of the Company, $.10 par value per share.
2.47“Stock Appreciation Right” or “SAR” means an Award, designated as a SAR and granted pursuant to the terms of Article 7 herein.
2.48“Subsidiary” means a corporation, company or other entity (i) more than 50 percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent (50%) of the total combined voting power represented by all classes of stock issued by such corporation.
2.49“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by an entity acquired by the Company or with which the Company or any Subsidiary or Affiliate thereof combine.
2.50Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing Corporation ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides

“non-qualified deferred compensation” within the meaning of the Section 409A Rules, “Termination of Employment” shall mean a “separation from service” as defined under the Section 409A Rules.
ARTICLE 3.

Administration

3.1General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons, and shall be given the maximum deference permissible by law.
3.2Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Evidence of Award or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, correcting any defects, supplying any omissions or reconciling any inconsistencies in the Plan or any Award, in the manner and to the extent it shall deem feasible to carry out the purposes of the Plan and, subject to Article 16, adopting modifications and amendments to the Plan or any Evidence of Award, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate. In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, Award or other acquisition under the Plan does not consist of two or more Nonemployee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short swing profit recovery rules of Section 16 of the Exchange Act or cause an Award intended to qualify as Performance Based Compensation not to qualify as such, shall be deemed to be references to the Board.
3.3Delegation of Authority. To the extent not prohibited by law, the Committee may delegate its authority hereunder to one or more of its members or other persons, except that no such delegation shall be permitted with respect to Awards to Participants who are subject to Section 16 of the Act. Any person to whom the Committee delegates its authority pursuant to this Section 3(d) may receive Awards only if such Awards are granted directly by the Administrator without delegation. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Section 162(m) of the Code as performance-based compensation in which case the subcommittee shall be subject to and have the authority under the charter applicable to the Committee and the acts of the subcommittee shall be deemed to be the acts of the Committee hereunder.

ARTICLE 4.

Shares Subject to the Plan and Maximum Awards

4.1Number of Shares Available for Awards.
(a)Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be seven million four hundred fifty thousand (7,450,000) Shares, all of which may be Incentive Stock Options;
(b)Of the Shares reserved for issuance under Section 4.1(a) of the Plan, all of the reserved Shares may be issued pursuant to Full Value Awards.
(c)Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued to each Nonemployee Director shall be three hundred thousand (300,000) Shares, and each Nonemployee Director may not receive more than one hundred fifty thousand (150,000) Shares in any Plan Year.
(d)For purposes of this Section, to the extent any SAR is settled, in whole or in part, in cash, the number of shares available for issuance under this Section shall not be reduced.
4.2Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and any Shares so tendered shall again be available for issuance under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares, treasury Shares or a combination thereof. Substitute Awards shall not alter the Shares available for issuance under the Plan.
4.3Annual Award Limits. Subject to the terms of Section 4.1 hereof and unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit,” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:
(a)Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be two hundred thousand (200,000).
(b)Incentive Stock Options: The maximum aggregate number of Shares subject to Incentive Stock Options granted under the Plan to any one Participant shall be two hundred thousand (200,000).
(c)SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant, whether settled in cash or stock, shall be two hundred thousand (200,000).

(d)Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be two hundred thousand (200,000).
(e)Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that any one Participant may receive in any one Plan Year shall be two hundred thousand (200,000) Shares, or equal to the value of two hundred thousand (200,000) Shares determined as of the date of vesting or payout, as applicable.
(f)Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of one hundred thousand dollars ($100,000) determined as of the date of vesting or payout, as applicable.
(g)Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one hundred thousand (100,000) Shares.
4.4Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.
Except as otherwise provided by Section 162(m) of the Code, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
Subject to the provisions of Article 16, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Section 422 of the Code and the Section 409A Rules, where applicable.
To the extent that any Award hereunder is one that is made solely because of a limitation on awards under the 1999 GenCorp Inc. Equity and Performance Incentive Plan such Award shall reduce on a Share for Share basis, as applicable, any limit on Shares set forth in this Section 4.

ARTICLE 5.

Eligibility and Participation

5.1Eligibility. Individuals eligible to participate in this Plan include all Employees and Nonemployee Directors.

5.2Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential.

ARTICLE 6.

Options

6.1Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.
6.2Evidence of Award. Each Option grant shall be evidenced by an Evidence of Award that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.
6.3Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Evidence of Award. The Option Price may not be less than 100% of the Fair Market Value of the Shares on the date of grant; provided, however, that an Option granted outside the United States to a person who is a non-U.S. taxpayer may be granted with a Option Price less than the Fair Market Value of the underlying Shares on the date of grant if necessary to utilize a locally available tax advantage.
6.4Duration of Options. Except as otherwise provided in Section 422 of the Code, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and specify in the Evidence of Award; provided, however, that no Option shall be exercisable later than the seventh (7th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States who are non-U.S. taxpayers, the Committee has the authority to grant Options that have a term greater than seven (7) years.
6.5Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and specify in the Evidence of Award, which terms and restrictions need not be the same for each grant or for each Participant. The Committee may provide in the Evidence of Award for the acceleration of the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion, in the event of a Change in Control. If the exercise period for an Option, other than its original terms, would expire when the Participant’s exercise would violate federal, state, local or foreign law, the Committee shall extend the exercise period until 30 days after the first date the exercise would no longer violate applicable law.
6.6Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, (i) a cashless (broker-assisted) exercise, or (ii) a reduction in the number of Shares that would otherwise be issued by such number of Shares having in the aggregate a Fair Market Value at the time of exercise equal to the portion of the Option Price being so paid.
Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
6.7Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable and specify in the Evidence of Award, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
6.8Termination of Employment. Each Participant’s Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the Option following Termination of the Participant’s Employment with the Company, its Affiliates, its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.
6.9Transferability of Options. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or by designation of beneficiary or as otherwise required by law including qualified domestic relations order; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all Options granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or his or her authorized representative. With respect to those Options, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.
6.10Incentive Stock Option Limits. Incentive Stock Options may be granted only to Participants who are employees of the Company (or of any subsidiary corporation (within the meaning of Section 424 of the Code) of the Company on the Grant Date. Any person who is not an Employee of an Incentive Stock Option qualifying corporation on the Grant Date of an Option to such person shall receive a Nonqualified Stock Option. The aggregate Fair Market Value (determined as of the Grant Date of the Incentive Stock

Option) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company (or of any parent or subsidiary corporation (within the meaning of Section 424 of the Code) of the Company)) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code and/or applicable regulations; provided that if such limitation is exceeded, any Options or Shares in excess of such limitation shall be deemed to be Nonqualified Stock Options. If an Option is treated as an Incentive Stock Option in part and a Nonqualified Stock Option in part by reason of the limitation set forth in this subsection, the Participant may designate which portion of such Option the Participant is exercising. In the absence of any such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, Shares issued pursuant to such Option shall be separately identified. Incentive Stock Options shall contain such other provisions as the Committee shall deem advisable but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as incentive stock options under Section 422 of the Code. All Incentive Stock Options must be granted within ten years from the date the Plan was last approved by the Company’s stockholders. To the extent that Incentive Stock Options are not exercised within the time required under the Code after the Participant’s termination of employment with the Company and its Affiliates, the Incentive Stock Options will automatically convert to Nonqualified Stock Options. The Participant may thereafter exercise the Nonqualified Stock Options for the period provided in the Award or the Plan.

ARTICLE 7.

Stock Appreciation Rights

7.1Grant of SARs. Subject to the terms and conditions of the Plan, SARs, including Freestanding SARs, may be granted to Participants at any time and from time to time as shall be determined by the Committee.
Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Evidence of Award. The Grant Price may include (but not be limited to) a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion to the extent consistent with the Section 409A Rules.
7.2SAR Agreement. Each SAR Award shall be evidenced by an Evidence of Award that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
7.3Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Evidence of Award, no SAR shall be exercisable later than the seventh (7th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants who are non-U.S. taxpayers, the Committee has the authority to grant SARs that have a term greater than seven (7) years.
7.4Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes and specifies in the Evidence of Award. The Committee may provide in the Evidence of Award for the earlier exercise of Freestanding SARS in the event of a Change in Control.

7.5Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by
(b)The number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Evidence of Award pertaining to the grant of the SAR.
7.6Termination of Employment. Each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the SAR following the Participants’ Termination of Employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
7.7Nontransferability of SARs. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or by designation of beneficiary or as otherwise required by law. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or an authorized representative. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.
7.8Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8.

Restricted Stock and Restricted Stock Units

8.1Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall represent the right of a Participant to receive payment upon the lapse of the Period of Restriction.
8.2Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Evidence of Award that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
8.3Transferability. Except as provided in this Plan or an Evidence of Award, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Evidence of Award (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the

Committee, in its sole discretion, and set forth in the Evidence of Award or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Evidence of Award or at any time by the Committee.
8.4Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
Except with respect to a maximum of ten percent (10%) of the Shares authorized in Section 4.1(a), or as otherwise provided in Section 8.7 hereto, any Awards of Restricted Stock or Restricted Stock Units which vest on the basis of the Participant’s continued employment with or provision of service to the Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Awards of Restricted Stock or Restricted Stock Units which vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months. The Committee may provide in the Evidence of Award (or immediately prior to a Change in Control) for immediate vesting of Restricted Stock or Restricted Stock Units, in whole or in part, in the event of a Change in Control.
In the event that the vesting date occurs on a date which is not a trading day on the principal securities exchange on which the Shares are then traded, the Fair Market Value on the last prior trading date will be utilized for cost basis.
To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
8.5Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend as determined by the Committee in its sole discretion.
8.6Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Evidence of Award, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
8.7Termination of Employment. To the extent consistent with the Section 409A Rules, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following the Participant’s Termination of Employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 9.

Performance Units/Performance Shares

9.1Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
9.2Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion as described in Section 11.4 which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.
9.3Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
9.4Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Evidence of Award. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Evidence of Award pertaining to the grant of the Award.
9.5Termination of Employment. To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following the Participant’s Termination of Employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
9.6Nontransferability. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or designation of beneficiary or as otherwise required by law. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her authorized representative.

ARTICLE 10.

Cash-Based Awards and Other Stock-Based Awards

10.1Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
10.2Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
10.3Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may design Cash-Based Awards and Other Stock-Based Awards to qualify as Performance-Based Compensation and may design Cash-Based Awards and Other Stock-Based Awards to not qualify as Performance-Based Compensation. If the Committee exercises its discretion to establish Cash-Based Awards and Other Stock-Based Awards as Performance-Based Compensation, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Measures are met.
10.4Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or a combination thereof, as the Committee determines.
10.5Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards following the Participant’s Termination of Employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
10.6Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or designation of beneficiary. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant or his or her authorized representative. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11.

Performance Measures

11.1Performance Measures. Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Measures:
(a)Net earnings or net income (before or after taxes and interest/investments);
(b)Earnings per share;
(c)Earnings per share growth;
(d)Net sales growth;
(e)Net earnings or net income growth (before or after taxes and interest/investment);
(f)Net operating profit;
(g)Return measures (including return on assets, capital, equity, or sales);
(h)Cash flow (including operating cash flow , free cash flow, and cash flow return on capital);
(i)Earnings before or after taxes, interest, depreciation, and/or amortization;
(j)Gross or operating margins or growth thereof;
(k)Productivity ratios;
(l)Share price (including growth measures and total stockholder return);
(m)Expense targets;
(n)Operating efficiency;
(o)Customer satisfaction;
(p)Revenue or Revenue growth;
(q)Operating profit growth;
(r)Working capital targets;
(s)Economic value added;
(t)Real estate management objectives;
(u)Sale or disposition of assets; and
(v)Acquisition of key assets.
Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (l) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.
To the extent that any Award hereunder is one that is made solely because of a limitation on awards under the 1999 GenCorp Inc. Equity and Performance Incentive Plan, the Performance Measurement shall be the same as under the 1999 GenCorp Inc. Equity and Performance Incentive Plan.
11.2Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a

Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.
11.3Adjustment of Performance-Based Compensation. The terms of Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be modified, except to the extent that after such modification the Award would continue to constitute Performance-Based Compensation. The Committee shall retain the discretion to reduce the amount of any payment under an Award that is designed to qualify as Performance-Based Compensation that would otherwise be payable to a Covered Employee, either on a formula or discretionary basis or any combination, as the Committee determines.
11.4Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and may base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12.

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 13.

Deferrals

To the extent permitted by the Section 409A Rules, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, consistent with the Section 409A Rules.

ARTICLE 14.

Rights of Participants

14.1Employment. Nothing in the Plan or an Evidence of Award shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time.
Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
14.2Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
14.3Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15.

Change in Control

15.1Change in Control. For purposes of this Plan, a “Change in Control” shall mean the occurrence during the term of any of the following events:
(a)All or substantially all (meaning having a total gross fair market value at least equal to 50.1% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions) of the assets of the Company are acquired by a Person (during a twelve month period ending on the date of the most recent acquisition by such Person); or
(b)The Company is merged, consolidated, or reorganized into or with another corporation or entity during a twelve-month period with the result that upon the conclusion of the transaction less than 50.1% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the surviving, resulting or acquiring corporation are beneficially owned (as that term is defined in Rule 13-d 3 under the Exchange Act) by the stockholders of the Company immediately prior to the completion of the transaction.

ARTICLE 16.

Amendment, Modification, Suspension, and Termination

16.1Amendment, Modification, Suspension, and Termination. Subject to Section 16.3 and 16.4, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.
16.2Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments, consistent with Section 162(m) of the Code and the Section 409A Rules,

in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
16.3Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Evidence of Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award except as required under Section 16.4 or otherwise under the tax laws.
16.4Compliance with the Section 409A Rules. It is the intention of the Board that the Plan comply strictly with the Section 409A Rules and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such grants), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time as may be necessary or appropriate to comply with the Section 409A Rules.

ARTICLE 17.

Withholding

17.1Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
17.2Share Withholding. With respect to withholding required upon the exercise of Options, SARs or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. With respect to withholding required upon the lapse of restrictions on Restricted Stock or upon the achievement of performance goals related to Performance Shares, Participants shall be required to satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.
17.3Section 83(b) Election. In any case which a Participant makes an election under Section 83(b) of the Code to include in gross income in the year of the transfer the amount specified in Section 83(b) of the Code, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing or notification requirements pursuant to regulations under Section 83(b) of the Code.
17.4Disqualifying Disposition. If the Option granted to a Participant hereunder is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Grant Date, or (ii) the date one year after the date of exercise, the Participant shall immediately notify the Company of such disposition.

ARTICLE 18.

Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19.

General Provisions

19.1Forfeiture Events.
(a)The Committee may specify in an Evidence of Award that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.
(b)If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.
(c)In the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the issuer with any financial reporting requirement under the securities laws, the Company will recover from any current or former executive officer of the Company or Subsidiary who received incentive-based compensation (including Options awarded as compensation) during the 3-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatements. This provision is intended to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Clawback Provision”). Accordingly, to the extent of any inconsistency between this Section and the Dodd-Frank Clawback Provision, the Dodd-Frank Clawback Provision shall prevail. Additionally, to the extent that future rules and regulations are promulgated by the Securities and Exchange Commission or any other federal regulatory agency that would add, modify, or supplement the Dodd-Frank Clawback Provision, this Section shall be deemed modified to the extent required to make this Section consistent with such revised Dodd-Frank Clawback Provision.
19.2Legend. The certificates for Shares may include any legend, which the Committee deems appropriate in its sole discretion to reflect any restrictions on transfer of such Shares.

19.3Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
19.4Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included. To the extent that any provision of this Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option. Such provision, however, shall remain in effect for other Options and there shall be no further effect on any provision of this Plan.
19.5Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
19.6Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:
(a)Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b)Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
19.7Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
19.8Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.
19.9Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:
(a)Determine which Affiliates and Subsidiaries shall be covered by the Plan;
(b)Determine which Employees and/or Nonemployee Directors outside the United States are eligible to participate in the Plan;
(c)Modify the terms and conditions of any Award granted to Employees and/or Nonemployee Directors outside the United States to comply with applicable foreign laws;
(d)Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 19.9 by the Committee shall be attached to this Plan document as appendices; and
(e)Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
19.10Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
19.11Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. For the avoidance of doubt, this Section is not intended to preclude the establishment by the Company of a grantor trust under Code Section 671. The Plan is not subject to ERISA.
19.12No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
19.13Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards will be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.
19.14Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
19.15No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.
19.16Governing Law. The Plan and each Evidence of Award shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Evidence of Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Evidence of Award.
19.17No Liability of the Company. The Company and any Subsidiary or Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.
19.18No Representations on Covenants with Respect to Tax Qualification. Although the Company may endeavor to qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or to avoid adverse tax treatment, the Company makes no representation to the effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in the Plan and the Company will have no liability to a Participant or to any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Committee with respect to such Award. The Company shall be unconstrained in its corporate activities and may engage in such activities without regard to the potential negative impact on holders of Awards under the Plan.
19.19No Obligation to Notify. Neither the Company nor the Committee shall have any duty or obligation to any holder of any Award to advise such holder as to the time or manner of exercising such Award. Furthermore, neither the Company nor the Committee shall have any duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. Neither the Company nor the Committee has any duty or obligation to minimize the tax consequences of an Award to the Option holder.
19.20Venue. Because Awards under the Plan are granted in California, records relating to the Plan and Awards thereunder are located in California, and the Plan and the Awards thereunder are administered in California, the Corporation and the Participants to whom Awards under this Plan are granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of California, with respect to any and all disputes arising out of or relating to the Plan, the subject matter of this Plan, or any Awards under the Plan including, but not limited to, any disputes arising out of or relating to the interpretation and enforceability of any Awards or the terms and conditions of this Plan. To ensure certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the governing laws to the Plan, the parties agree that (i) the sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Sacramento County, California; (ii) all claims with respect to any such action shall be heard and determined exclusively in such court, and no other; (iii) such California court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto; (iv) the parties waive any and all objections and defenses to bringing any such action before such California court, including, but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

FIDELITY INVESTMENTS
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have this card at hand.
2) Go to **www.proxyvote.com**
3) Follow the online instructions.

To vote by Telephone

1) Read the Proxy Statement and have this card at hand.
2) Call toll-free at **1-800-690-6903**
3) Follow the recorded instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on this card.
3) Sign, date and return the card in the enclosed envelope provided.

If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80985-Z64677

KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

GENCORP INC.

	For All	Withhold All	For All Except
1. Election of Directors **Nominees:**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Thomas A. Corcoran
02) James R. Henderson
03) Warren G. Lichtenstein
04) General Lance W. Lord, USAF (Ret.)
05) General Merrill A. McPeak, USAF (Ret.)
06) James H. Perry
07) Scott J. Seymour
08) Martin Turchin

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

▼ **Please fold and detach card at perforation before mailing** ▼

M80986-Z64677

GENCORP INC.

ANNUAL MEETING OF STOCKHOLDERS - MARCH 31, 2015
THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY
ON BEHALF OF THE GENCORP INC. BOARD OF DIRECTORS

As a participant in the GenCorp Retirement Savings Plan, you have the right to instruct Fidelity Management Trust Company, as trustee for the plan, to vote the shares of GenCorp attributable to your plan account as you have directed at the Annual Meeting of Stockholders to be held on March 31, 2015. Your voting instructions will be tabulated confidentially. Only Fidelity will have access to your individual voting instructions.

Unless otherwise required by law, the shares attributable to your plan account will be voted as directed; if no direction is made, if the card is not signed, or if the card is not received by March 26, 2015, the shares attributable to your plan account will be voted in the same proportion as shares for which the trustee has received voting instructions.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

GENCORP INC.
REBECCA A. BAUER
P.O. BOX 537012
SACRAMENTO, CA 95853-7012

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80846-P58798 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GENCORP INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas A. Corcoran
02) James R. Henderson
03) Warren G. Lichtenstein
04) General Lance W. Lord, USAF (Ret.)
05) General Merrill A. McPeak, USAF (Ret.)
06) James H. Perry
07) Scott J. Seymour
08) Martin Turchin

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 10-K Wrap are available at www.proxyvote.com.

M80847-P58798

GENCORP INC.
PROXY FOR HOLDERS OF COMMON STOCK
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kathleen E. Redd and Christopher C. Cambria, and each of them, his or her proxy, with the power of substitution, to vote all shares of Common Stock of GenCorp which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Omni Berkshire Place, 21 East 52nd Street, New York, New York on March 31, 2015 at 9:00 a.m. local time, and at any adjournments or postponements thereof, and appoints the proxyholders to vote as directed below and in accordance with their sole judgment on matters incident to the conduct of the meeting and on such other matters as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES IN PROPOSAL 1; FOR PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE PROXYHOLDERS' SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side